EXHIBIT 10.20



                            ENGINEERING, PROCUREMENT
                            AND CONSTRUCTION CONTRACT

                          dated as of November 10, 1998

                                     between

                       VIATEL GLOBAL COMMUNICATIONS, LTD.

                                       and

                         ALCATEL SUBMARINE NETWORKS S.A.

                     ---------------------------------------


                               CIRCE CABLE SYSTEM


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                                TABLE OF CONTENTS

                                                                            Page
     SECTION 1.   DEFINITIONS; INTERPRETATION..................................1

         1.1.   Defined Terms..................................................1

         1.2.   Rules of Construction..........................................1

     SECTION 2.   INTENT.......................................................3

         2.1.   Generally......................................................3

     SECTION 3.  CONTRACT DOCUMENTS............................................3

         3.1.   Form Part of this Contract.....................................3

         3.2.   Conflicts......................................................3

     SECTION 4.   RESPONSIBILITIES OF THE CONTRACTOR...........................4

         4.1.   Scope of Work..................................................4

         4.2.   Technical Information..........................................5

     SECTION 5.   TECHNICAL REQUIREMENTS, PLAN OF WORK AND PROGRESS MEETINGS...5

         5.1.   Technical Requirements.........................................5

         5.2.   Plan of Work...................................................5

         5.3.   Progress Meetings..............................................5

    SECTION 6.    CONTRACTOR TO INFORM ITSELF FULLY............................5

         6.1.   Generally......................................................5

         6.2.   No Liability of Purchaser Persons..............................6

         6.3.   Familiarity....................................................6

     SECTION 7.   COMPLIANCE WITH LAWS; PERMITS................................6

         7.1.   Compliance With Laws...........................................6

         7.2.   Variations Required By Law.....................................6

         7.3.   Permits........................................................7

         7.4.   No Liability...................................................8

     SECTION 8.   MARINE ROUTE SELECTION.......................................8

         8.1.   Desk Study and Marine Route Survey.............................8

         8.2.   Marine Route Survey............................................8

         8.3.   Route Selection, Etc...........................................8



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     SECTION 9.   DESIGN AND PERFORMANCE RESPONSIBILITY........................8

         9.1.   The Contractor Solely Responsible..............................8

         9.2.   No Diminishment................................................8

     SECTION 10.  MAINTENANCE OF BOOKS AND RECORDS.............................9

         10.1.  Maintenance of Records.........................................9

         10.2.  Access to Records..............................................9

     SECTION 11.  TAXES........................................................9

         11.1.  Responsibility for Taxes.......................................9

         11.2.  Exemption from Taxes..........................................10

         11.3.  Withholding...................................................10

     SECTION 12.  INTELLECTUAL PROPERTY RIGHTS................................10

         12.1.  Generally.....................................................10

         12.2.  Injunction....................................................11

         12.3.  Infringement..................................................11

     SECTION 13.  PAYMENTS FOR THE WORK.......................................11

         13.1.  Initial Contract Price........................................11

         13.2.  General Conditions of Payment.................................11

         13.3.  [REDACTED]....................................................13

         13.4.  Contractor Invoices...........................................14

         13.5.  The Purchaser's Right to Withhold Payment.....................15

         13.6.  Overdue Payments..............................................16

     SECTION 14.  DEDUCTIONS FROM PAYMENTS TO THE CONTRACTOR..................16

         14.1.  Amounts Payable...............................................16

         14.2.  Deduction.....................................................16

         14.3.  Certificate...................................................17

     SECTION 15.  CONTRACTOR BOND.............................................17

         15.1.  Generally.....................................................17

         15.2.  Form of Contractor Bond.......................................17

         15.3.  Issuer Requirements...........................................17

         15.4.  Return of Contractor Bond.....................................17

     SECTION 16.  CONTRACT VARIATIONS.........................................18

         16.1.  Generally.....................................................18


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         16.2.  Amendment.....................................................19

         16.3.  Other Adjustments.............................................19

         16.4.  Effect of Contract Variations.................................19

         16.5.  Pricing.......................................................19

         16.6.  Valuation.....................................................19

         16.7.  No Delay......................................................20

         16.8.  Obsolete or Surplus Supplies..................................20

     SECTION 17.  TECHNICAL SUPPORT, SPARE PARTS, ETC.........................20

         17.1.  Technical Support.............................................20

         17.2.  Spare Parts...................................................20

         17.3.  [REDACTED]....................................................21

     SECTION 18.  [REDACTED]

     SECTION 19.  FORCE MAJEURE...............................................22

         19.1.  Definition....................................................22

         19.2.  Mitigation....................................................23

         19.3.  Notice........................................................23

         19.4.  Application...................................................23

         19.5.  Extension of Time.............................................24

         19.6.  Limitation....................................................24

     SECTION 20.  PROJECT MANAGER AND THE PURCHASER'S REPRESENTATIVE..........24

         20.1.  Project Manager...............................................24

         20.2.  The Purchaser's Representative................................25

     SECTION 21.  INSPECTION RIGHTS...........................................25

         21.1.  Generally.....................................................25

         21.2.  Covered Work..................................................25

         21.3.  No Relief.....................................................26

     SECTION 22.  DEFECTIVE WORK..............................................26



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     SECTION 23.  SUSPENSION OF WORK BY THE PURCHASER.........................26

         23.1.  Generally.....................................................26

         23.2.  The Contractor's Duties Upon Suspension.......................27

         23.3.  The Contractor's Duties After Suspension......................27

     SECTION 24.  TERMINATION FOR CONVENIENCE.................................27

         24.1.  Termination...................................................27

         24.2.  Termination Date..............................................27

         24.3.  Termination Payment (Convenience).............................28

     SECTION 25.  EVENTS OF DEFAULT AND REMEDIES..............................29

         25.1.  Events of Default and Remedies................................29

         25.2.  No Prejudice..................................................31

         25.3.  Notice of Exercise of Remedies................................32

     SECTION 26.  TAKE OVER AND PAYMENTS TO THE PURCHASER.....................32

         26.1.  Replacement Contractors.......................................32

         26.2.  No Right of Compensation......................................32

         26.3.  Payments to the Purchaser.....................................32

     SECTION 27.  TERMINATION FOR DEFAULT.....................................32

         27.1.  Effect of Termination.........................................32

         27.2.  Termination Date..............................................33

         27.3.  Right to Terminate............................................33

         27.4.  Right to Complete the Work....................................33

     SECTION 28.  DUTIES UPON TERMINATION.....................................33

         28.1.  Generally.....................................................33

         28.2.  Subcontractor Claims..........................................35

         28.3.  Funds Held by the Purchaser...................................35

     SECTION 29.  LIMITATION OF LIABILITY.....................................35

         29.1.  No Consequential Damages......................................35

         29.2.  Other Limitations.............................................35

         30.1.  Reasonable Precautions........................................36

         30.2.  Waste Disposal................................................36

SECTION 31.     PERFORMANCE TESTS.............................................36

         31.1.  Generally.....................................................36

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         31.2.  Right of Waiver...............................................36

         31.3.  Long-Term Obligations.........................................37

         31.4.  Operating Revenues............................................37

SECTION 32.     SYSTEM ACCEPTANCE.............................................37

         32.1.  Initial System Commissioning Report...........................37

         32.2.  Provisional Acceptance........................................37

         32.3.  Commercial Acceptance.........................................38

         32.4.  Failure to Achieve Provisional or Commercial Acceptance.......39

         32.5.  Final Acceptance..............................................40

SECTION 33.     WARRANTIES....................................................40

         33.1.  General Warranties............................................40

SECTION 34.     ASSIGNMENT AND SUBCONTRACTING.................................43

         34.1.  Generally.....................................................43

         34.2.  Subcontracts..................................................43

         34.3.  Existing Subcontracts.........................................44

         34.4.  Breach........................................................44

         34.5.  Conditional Assignment........................................44

SECTION 35.     THE CONTRACTOR'S PERSONNEL....................................44

SECTION 36.     THE PURCHASER'S STAFF.........................................44

         36.1.  Generally.....................................................44

         36.2.  Limitations...................................................45

SECTION 37.     TITLE.........................................................45

         37.1.  Title to Supplies.............................................45

         37.2.  Removal of Liens..............................................45

         37.3.  No Release of the Contractor..................................45

         37.4.  Title to the System...........................................46

SECTION 38.     REPRESENTATIONS AND WARRANTIES................................46

         38.1.  The Contractor's Representations and Warranties...............46

         38.2.  The Purchaser's Representations and Warranties................47

SECTION 39.     CONSENT TO JURISDICTION.......................................48

SECTION 40.     INDEMNIFICATION...............................................49

         40.1.  Generally.....................................................49

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         40.2.  Waiver........................................................49

SECTION 41.     RISK OF LOSS..................................................49

         41.1.  Generally.....................................................49

         41.2.  Payments to the Purchaser.....................................50

SECTION 42.     INSURANCE.....................................................50

         42.1.  Types of Insurance............................................50

         42.2.  Notice of Cancellation........................................52

         42.3.  Copies........................................................52

         42.4.  Failure to Maintain Insurance.................................52

         42.5.  Compliance With Policies......................................52

         42.6.  Claim Information.............................................53

         42.7.  Remedy of Loss or Damage......................................53

         42.8.  Insolvency of Insurers........................................53

SECTION 43.     DOCUMENTS, INFORMATION AND CONFIDENTIALITY....................53

         43.1.  Generally.....................................................53

         43.2.  The Contractor to Retain Drawings.............................53

         43.3.  Confidentiality...............................................53

SECTION 44.     PUBLICITY.....................................................55

SECTION 45.     CORRUPT GIFTS AND THE PAYMENT OF COMMISSIONS..................55

         45.1.  Gifts, Etc....................................................55

         45.2.  Payments......................................................55

         45.3.  Foreign Corrupt Practices Act.................................56

         45.4.  Permitted Activities..........................................56

         45.5.  Materiality...................................................56

SECTION 46.     RELATIONSHIP OF THE PARTIES...................................56

         46.1.  Generally.....................................................56

         46.2.  No Obligations of the Purchaser to Subcontractors.............57

SECTION 47.     NOTICES.......................................................57

         47.1.  Methods and Effectiveness.....................................57

         47.2.  Addresses.....................................................57

         47.3.  English Language..............................................58

SECTION 48.     DISPUTE RESOLUTION............................................58

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         48.1.  Mutual Discussions............................................58

SECTION 49.     NO CONFLICTS..................................................58

SECTION 50.     MISCELLANEOUS.................................................58

         50.1.  Headings......................................................58

         50.2.  Governing Law.................................................58

         50.3.  Severability..................................................58

         50.4.  Integration...................................................58

         50.5.  Amendments and Waivers........................................58

         50.6.  Further Assurances............................................59

         50.7.  Counterparts..................................................59

         50.8.  Successors and Assigns........................................59

         50.9.  No Third Party Beneficiaries..................................59

         50.10. United Nations Convention On Contracts For The
                International Sale Of Goods...................................59

         50.11. Remedies Cumulative...........................................59




EXHIBITS


EXHIBIT 1             Defined Terms
EXHIBIT 2             Form of Contractor Bond
EXHIBIT 3             Form of Certificate of Payment and Final Release
EXHIBIT 4             Form of Lien Release

Appendix 1            Provisions Schedule
Appendix 2            Payment Schedule
Appendix 3            Scope of Work
Appendix 4            Plan of Work
Appendix 5            Technical Specifications
Appendix 6            Technical Descriptions
Appendix 7            Equipment Descriptions
Appendix 8            Principal Subcontractors

























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                               CIRCE CABLE SYSTEM

               ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACT


          ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACT, dated as of November 10, 1998, between VIATEL GLOBAL COMMUNICATIONS, LTD., a Delaware corporation (the "PURCHASER"), and ALCATEL SUBMARINE NETWORKS S.A., a French corporation (the "CONTRACTOR").


                              W I T N E S S E T H :

          WHEREAS, the Purchaser is developing the System (as hereinafter defined); and

          WHEREAS, the Contractor desires to provide certain services for:

          (a) the design, engineering, start-up and testing of the System; and

          (b) the procurement and construction of the System on a fixed-price, turnkey, date certain basis,

in each case as set forth in this Contract; and

          NOW THEREFORE, the Parties, in consideration of the mutual covenants herein expressed, covenant and agree with each other as follows:


    SECTION 1. DEFINITIONS; INTERPRETATION

    1.1. DEFINED TERMS. As used in this Contract and in all Contract Documents, capitalized terms shall have the meanings ascribed thereto in Exhibit 1 hereto.

    1.2. RULES OF CONSTRUCTION. In the interpretation of this Contract, unless the context otherwise requires:

          (a) The singular includes the plural and vice versa and, in particular (but without limiting the generality of the foregoing), any word or expression defined in the singular has the corresponding meaning used in the plural and vice versa;

          (b)  The term "or" is not exclusive;

          (c)  The term "including" shall mean "including, without limitation";


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          (d)  Any reference to any gender includes the other gender;

          (e) Any reference to any agreement, instrument, contract or other document shall:

               (i) Include all appendices, exhibits, annexes and schedules thereto; and

               (ii) Be a reference to such  agreement,  instrument,  contract or
                    other   document   as   amended,   supplemented,   modified,
                    suspended, restated or novated from time to time;

          (f) Any reference to any Law or Codes and Standards shall include all statutory and administrative provisions consolidating, amending or replacing such Law or Codes and Standards, and shall include all rules and regulations promulgated thereunder;

          (g) Any reference to "hereof", "hereto", "herein", "hereunder" or any other similar term is a reference to this Contract as a whole, and not to any particular provision or part of this Contract;

          (h) Any reference to any Person includes its permitted successors and assigns;

          (i) Unless otherwise specified, a reference to a Section, Exhibit, or Appendix is to the Section, Exhibit, or Appendix of this Contract;

          (j) Unless otherwise specified, any right may be exercised at any time and from time to time;

          (k) All obligations under this Contract of any Party are continuing obligations throughout the term hereof;

          (l) The fact that counsel to any Party shall have drafted this Contract shall not affect the interpretation of any provision of this Contract in a manner adverse to such Party or otherwise prejudice or impair the rights of such Party; and

          (m) If an index or similar reference referred to in this Contract is changed or no longer published or reported by the Person (or such Person's successor) who, on the date hereof, publishes or reports such index or reference, then the Parties shall use their best efforts to replace such index with the best substitute for the changed or no-longer published index or reference.



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    SECTION 2. INTENT

    2.1.  GENERALLY.

          (a)  In consideration of the Contract Price, the Contractor shall:

               (i)   undertake  all  necessary  Work  and  perform  in full  its
                     obligations  hereunder  in  order  to  plan,   manufacture,
                     supply, install, assemble and test the System;

               (ii) achieve Provisional Acceptance for the System on or before the Guaranteed RFPA Date; and

               (iii) furnish to the Purchaser the System capable of operation in accordance with the Technical Specification and the other requirements of this Contract, in each case, through the end of the Warranty Periods.

          (b) The Contractor shall perform all of its Work specified or reasonably inferred from this Contract. The Contractor's performance under this Contract shall include everything requisite and necessary to complete the entire Work notwithstanding the fact that every item necessarily involved may not be specifically mentioned. Details not indicated by the Technical Requirements shall be performed by the Contractor at no extra cost if such details are necessary to complete the intent of this Contract.

    SECTION 3. CONTRACT DOCUMENTS

    3.1. FORM PART OF THIS CONTRACT. Each Contract Document shall be deemed to form and be read and construed as part of this Contract, and all matters and things herein expressed as a duty or obligation of either Party (either actual or potential) therein shall be the duty or obligation of such Party hereunder.

    3.2. CONFLICTS. In the event of any conflict between a provision of this Contract and a provision of any Contract Document, the former shall prevail. In the event of any conflict between or among the provisions of one or more Contract Documents that cannot be resolved by any provision of this Contract, then the provision in the Contract Document having the highest order of precedence below shall prevail:

          (a)  Technical Specification;

          (b)  Provisioning Schedule;

          (c)  Payment Schedule;

          (d)  Scope of Work;

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          (e)  Plan of Work;

          (f)  Marine Route Survey Report; and

          (g)  Desk Study Report.

    SECTION 4. RESPONSIBILITIES OF THE CONTRACTOR

    4.1. SCOPE OF WORK. The Contractor shall plan, manufacture, supply, install, assemble and test the System in accordance with all the terms and conditions contained in this Contract on a fixed-price, turnkey, date certain basis. The System shall be in full accordance with the Technical Requirements and the other requirements of this Contract and the Contract Documents, including the Purchaser's overall performance requirements set forth therein. As more specifically described in the Technical Specification and including the Scope of Work, Contractor shall perform or continue to perform the following obligations, with each item listed herein constituting, individually and as referenced collectively, the Work (the "WORK"):

          (a) ENGINEERING AND DESIGN SPECIFICATION. Provision of specifications, engineering, design and testing of the System (which shall be consistent with the design, equipment and testing parameters set forth in the Contract Documents) and finalization of the engineering design documentation for the integration of System components.

          (b) MARINE ROUTE SPECIFICATIONS. Finalization of all marine crossing and landing specifications in accordance with the Technical Requirements, including performance of all obligations of the Contractor specified in Section 8 hereof;

          (c) FIBER OPTIC CABLE. Manufacture or procurement of the Fiber Optic Cable and the installation thereof (including all ancillary equipment necessary for the placement, safeguarding and beach-jointing of such Fiber Optic Cable) along the System Route, including the provision of materials, testing equipment, labor and services, cable laying vessels, support craft, submersible vehicles and cable plows as necessary for the secure placement of the Fiber Optic Cable in accordance with the Technical Requirements and the Warranties;

          (d) FIBER OPTIC CABLE SPLICING AND TESTING. Splicing and testing of the entire length of the Fiber Optic Cable at the Contractor's facilities, on board cable laying vessels and at the Landing Sites;

          (e) COORDINATION. Technical coordination in the manufacture and installation of the Fiber Optic Cable (including the manufacture and installation of the joint casings) such that the System shall be compatible with the performance parameters identified in the Technical Specification;

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          (f)  PERFORMANCE   GUARANTEES   AND  THE   WARRANTIES.   Meeting   the
               requirements  of the Technical  Specification  by the  Guaranteed
               RFPA Date and complying with all Warranties during applicable Warranty Periods;

          (g) MEET INTENT OF CONTRACT. All other matters specified as the responsibility of the Contractor in this Contract or any Contract Document; satisfying in all respects the intent of this Contract as expressed in Section 2 hereof and elsewhere in the Contract Documents; and

          (h) RELATED WORK; ANCILLARY SERVICES AND SUPPLIES. In connection with any and all of the foregoing, the Contractor shall:

               (i) furnish all construction tools and equipment, small tools and temporary electricity, water, heat, telephone and other construction utilities required to complete the System;

               (ii) arrange for transportation and receipt, unloading and storage at appropriate locations of all Supplies and other components of the System and the Work; and

               (iii) obtain,  furnish  and  maintain  in effect  all  Contractor
                     Permits.

    4.2. TECHNICAL INFORMATION. In addition to the requirements for the provision of technical information described in this Contract, the Contractor shall, upon request, provide the Purchaser with such additional technical information in connection with this Contract as the Purchaser may reasonably require.

    SECTION 5. TECHNICAL REQUIREMENTS, PLAN OF WORK AND PROGRESS MEETINGS

    5.1. TECHNICAL REQUIREMENTS. In accordance with Section 4.1 hereof, the Work shall comply with the Technical Requirements.

    5.2. PLAN OF WORK. The Contractor shall perform all Work in conformity with the Plan of Work.

    5.3. PROGRESS MEETINGS. The Contractor shall attend meetings with the Purchaser's representatives and customers, at such times and places as may be required by the Purchaser, to discuss the general progress of the Work.

    SECTION 6. CONTRACTOR TO INFORM ITSELF FULLY

    6.1.  GENERALLY.  The  Contractor  shall be deemed to have notice of, and to
          have  fully  examined   and   independently  verified,  the  Technical


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          Requirements  and all  other  Contract  Documents,  and all  drawings, specifications, schedules, terms and conditions of this Contract, Laws, Codes and Standards and other information in relation to the Work and this Contract and to have fully examined, understood and satisfied itself as to all information that is relevant as to the risks (whether political or otherwise), contingencies and other circumstances that could affect this Contract and, in particular, the laying of the Fiber Optic Cable for the System, including the matters listed below:

          (a) Permit requirements and approvals for transiting, surveying and laying the System in the territorial waters, exclusive economic zones and other claimed waters through which it shall pass;

          (b)  fees, pilotage and any dues payable to port authorities;

          (c)  conditions affecting labor, including work permits and visas; and

          (d)  rules  and  regulations  of  Governmental   Authorities  or  port
               authorities.

    6.2. NO LIABILITY OF PURCHASER PERSONS. No Purchaser Person shall have any liability in law or equity or in contract or in tort with respect to any such information, risk, contingency or other circumstance.

    6.3. FAMILIARITY. The Contractor has reviewed all requirements relating to the Work as a whole and in detail and has fully satisfied itself of the feasibility and practicability thereof.

    SECTION 7. COMPLIANCE WITH LAWS; PERMITS

    7.1. COMPLIANCE WITH LAWS. The Contractor shall comply with all Laws and Codes and Standards of the countries, states, provinces and territories in which any part of the Work is to be done and with all international treaties in any way affecting this Contract or applicable to any of the Work.

    7.2. VARIATIONS REQUIRED BY LAW. The Contractor shall, before making any variation from any design, drawing, plan or procedure that may be necessitated by so complying, give to the Purchaser written notice, specifying the variations proposed to be made, and the reasons for making them, and apply for instructions thereon. The Contractor shall be responsible for the payment of any and all costs incurred as a result of the need to vary design, drawings, plans or procedures to comply with any of the circumstances set forth in this Section 7.2; PROVIDED, HOWEVER, that the Purchaser shall be responsible for all reasonable additional costs incurred as a result of a Change in Law. The Contractor shall:

          (a) give all notices required by Law to be given to any Governmental Authority;

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

          (b) perform or permit the performance by authorized Persons of any inspection required by Law; and

          (c) pay all fees, charges, impositions or any other moneys payable to any Governmental Authority or any public officer in respect of the Work.

    7.3.  PERMITS.

          (a) CONTRACTOR PERMITS. The Contractor shall be responsible, at its expense, for obtaining, maintaining and complying with all Permits in connection with the installation of the System (collectively, the "CONTRACTOR PERMITS") including:

               (i)   Permits from naval and port authorities;

               (ii)  Permits  for  the  Contractor's  and  its   Subcontractors'
                     personnel and equipment used to perform the Work;

               (iii) Permits    necessary   for   the   Contractor's   and   its
                     Subcontractors' vessels and equipment to enter and work in the waters of the applicable country;

               (iv) Permits to conduct installation activities within exclusive economic zones and territorial waters; and

               (v) approval for, and the removal of, fishing nets, fishing gear and other commercial obstructions along the route for marine operations.

          (b) PURCHASER PERMITS. The Purchaser shall be responsible, at its expense, for obtaining, maintaining and complying with all Permits in connection with the permanent ownership, laying operation and landing of the System (collectively, the "PURCHASER PERMITS") including:

               (i) Permits to land the System and for the System to be operated and maintained along the System Route;

               (ii) Permits for dredging, boring, sampling and other such activities conducted by the Contractor during the Marine Route Survey, but excluding such Permits required solely in respect of the entry and operation in the relevant waters of the Contractor's and its Subcontractors' vessels and equipment in connection with the Marine Route Survey, which Permits shall be the sole responsibility of the Contractor pursuant to Section 7.3(a)(iii) hereof;

               (iii) Permits for the  occupation of the land,  waters and seabed along the System Route; and

               (iv) Permits from the respective owners to cross existing cable systems, pipelines or lease blocks and for long-term maintenance agreements at the crossing points.

          (c)  COOPERATION. Each Party shall:

               (i) use all reasonable efforts in assisting the other Party to obtain the Permits contemplated by this Section 7.3; and

               (ii) exchange material information and attend meetings, as reasonably necessary, with the other Party regarding the progress in obtaining such Permits.

    7.4. NO LIABILITY. No Purchaser Person shall be responsible for any act or omission of the Contractor that violates any Law.

    SECTION 8. MARINE ROUTE SELECTION

    8.1. DESK STUDY AND MARINE ROUTE SURVEY. The Contractor has performed the Desk Study and has supplied to the Purchaser the Desk Study Report.

    8.2. MARINE ROUTE SURVEY. The Contractor has performed the Marine Route Survey in a prudent manner, using the highest professional standards.

    8.3. ROUTE SELECTION, ETC. The Contractor shall be fully responsible for selection of the System Route, the types and quantities of cable, the percentage cable slack allowance, the protection of shallow water sections, any other special protection requirements for the System, the System link loss budget and all other design parameters of the System. The Contractor shall base its design of the above items on the Marine Route Survey Report (with appropriate analysis of the routes and associated survey results), and may propose changes relating to the System Route in accordance with the procedures set forth in
          Section 16.1(a)(ii) hereof.

    SECTION 9. DESIGN AND PERFORMANCE RESPONSIBILITY

    9.1. THE CONTRACTOR SOLELY RESPONSIBLE. The Contractor shall be solely responsible for the Work (including design of and for all details of the System) and for the adequacy thereof, and shall not claim any additional payment nor be relieved from any obligation imposed on it by this Contract on grounds of misunderstanding or incorrect or insufficient information, including any information received from or supplied by any Purchaser Person on any matter whatsoever related to this Contract.

    9.2. NO DIMINISHMENT. The Contractor's responsibility for the design of the System shall not in any way be diminished, nor shall the Contractor's design approach be restricted or limited, by any Purchaser Person's:

          (a) acceptance of the Contractor's guidance or recommendations as to engineering standards and design specifications;

          (b) suggestions or recommendations on any aspect of the design of any part of the System;

          (c) acceptance or approval of any portion of the Work delivered in connection therewith; or

          (d)  acceptance or approval of any Subcontractor.

    SECTION 10. MAINTENANCE OF BOOKS AND RECORDS

    10.1. MAINTENANCE OF RECORDS. The Contractor shall keep, and maintain for a period ending upon the later of:

          (a)  five (5) years after the RFPA Date; and

          (b) the date on which no claim based upon, arising out of or related to this Contract is outstanding,

          all books, records, vouchers and accounts pertaining to this Contract, including such books, records, accounts and vouchers related to the Contractor's billing of items specified in the Provisioning Schedule and with respect to the engineering, provision and installation of facilities of the System (which shall include all details of any Contract Variations or additional Work, information on any Defects and remedial actions taken, as well as all other data that the Purchaser may reasonably require for the Contractor to substantiate the Contractor Invoices or other claims for payment). The Contractor shall obtain from its Subcontractors such supporting records as may be required by this Section 10.1 and shall maintain such records for such period.

    10.2. ACCESS TO RECORDS.

          (a) GENERALLY. The Contractor shall, until the Final Acceptance Date, give each Purchaser Person access to all documentation and records required to be kept, obtained and maintained pursuant to
               Section 10.1 hereof and shall not destroy any such documentation or records without affording the Purchaser an opportunity to review or copy such documentation and records. With respect to financial records required to be maintained under this Contract (including Section 10.1 hereof), the Contractor may, at its discretion, require that the Purchaser appoint independent accountants to review such financial records.

          (b)  LIMITATION.  Notwithstanding  the  foregoing  clause  (a) of this
               Section 10.2, the Parties hereby agree that access to financial information of the Contractor shall be limited to that strictly necessary for the purpose of Sections 11, 16, 17, 24 and 28 hereof.

    SECTION 11. TAXES

    11.1. RESPONSIBILITY FOR TAXES. The Purchaser acknowledges that the Contract Price is exclusive of applicable Taxes. The Purchaser shall be responsible for and shall pay all such Taxes. The Purchaser shall bear responsibility for importation, including customs clearances, of Supply to the relevant Site. Notwithstanding the foregoing, nothing in this Contract shall be construed as imposing any liability on the Purchaser with respect to any Tax levied on or attributable to property owned or income earned by the Contractor.

    11.2. EXEMPTION FROM TAXES. The Contractor shall use all reasonable efforts to have all items of Work made exempt from all Taxes, whether in the manufacture thereof or related to the importation or location or installation thereof, and shall cooperate fully with the Purchaser in this respect. The Contractor hereby undertakes to make applications for such revisions and for drawbacks, remissions, reclassifications or the like to the appropriate Governmental Authorities, in accordance with the relevant Laws then in force. Notwithstanding the foregoing, should the Purchaser be made aware of any area of exemption from taxes or duties, then the Purchaser shall identify such area to the Contractor, which shall investigate the same.

    11.3. WITHHOLDING. To the extent that any Law or Regulatory Authority shall require the Purchaser to withhold any amount on account of any Tax, the procedures specified in Section 13.2(c) shall apply.

    SECTION 12. INTELLECTUAL PROPERTY RIGHTS

    12.1. GENERALLY. The Contractor shall obtain for itself and the Purchaser, without cost to the Purchaser, any and all patent, copyright and other industrial or intellectual property licenses:

          (a) in the case of the Contractor, necessary for the performance of this Contract; and

          (b) in the case of the Purchaser, necessary for the ownership, operation, maintenance and marketing of the System.

          The Contract Price shall include all amounts payable for patent, copyright and other industrial or intellectual property rights, royalties or similar expenses, on or with respect to the Supplies or Work or any part thereof, and, without limiting the generality of
          Section 40 hereof, the Contractor shall indemnify, protect, defend and hold harmless each Purchaser Person from and against all Losses based upon, arising out of, or otherwise related to an infringement or claimed infringement of patent, copyright or other industrial or intellectual property rights by reason of the manufacture, purchase, possession or use of the Supplies, the Work or the System or any part thereof. Notwithstanding the foregoing, the Contractor shall be under no obligation to indemnify the Purchaser with respect to any Losses relating to any infringement or claimed infringement where the manufacture, purchase, possession or use for which infringement is claimed was undertaken by the Contractor at the Purchaser's express instruction and the Supplies or other items of Work manufactured, purchased, possessed or used were selected or furnished by the Purchaser. The Purchaser shall, in such cases, indemnify and hold harmless the Contractor from and against any Losses so incurred by the Contractor at the Purchaser's direction.

    12.2. INJUNCTION.  If, as a consequence of any action or claim  described in
          Section 12.1 hereof, the use of the System is enjoined, the Contractor shall use its best efforts to negotiate with the claimant so as to remove such injunction or to obtain for the Purchaser or the Contractor, as the case may be, a license or other agreement in respect thereof as soon as possible. Subject to Section 29.1, if the Contractor is unable to have the injunction removed, the Contractor shall be liable to the Purchaser for Losses arising as a result of such injunction, none of which shall result in any increase in the Contract Price.

    12.3. INFRINGEMENT. If the System or any part thereof is held to constitute infringement and is subject to an order restraining its use or providing for its surrender or destruction, the Contractor shall at its own expense promptly (but in no event later than sixty (60) Days after such injunction, or such shorter period imposed by any claimant) either:

          (a) procure for the Purchaser the right to retain and continue to use the affected System; or

          (b)  modify the System so that it becomes non-infringing.

    SECTION 13. PAYMENTS FOR THE WORK

    13.1. INITIAL CONTRACT PRICE. The Contractor shall provide the System to the Purchaser for a price of [REDACTED] (the "INITIAL CONTRACT PRICE"). The Initial Contract Price is the price to be paid by the Purchaser for the full and proper performance by the Contractor of the Work and all of its other obligations under this Contract, and shall not be varied except as provided in Section 16 hereof.

    13.2. GENERAL CONDITIONS OF PAYMENT.

          (a) PAYMENTS IN DOLLARS. All payments to the Contractor shall be made in Dollars, free of all bank charges arising from the United States. Any such charges shall be the responsibility of the Purchaser.

          (b) INVOICES. All Contractor Invoices shall be submitted to the Purchaser in accordance with Section 13.4 hereof.

          (c) TAXES. With respect to any Tax that is payable on any payment due to the Contractor, the following procedure shall apply:

               (i)  If the Purchaser:

                    (A)  receives  a  notice,   order  or  instruction   from  a
                         competent Governmental Authority that a Tax is required to be withheld by Law; or

                    (B) otherwise has a reasonable belief that any Tax is required to be withheld from any payment due to the Contractor,

                    then the Purchaser  shall  promptly so inform the Contractor
                    as  far  in  advance  of  any   proposed   withholdings   as
                    practicable.

               (ii) The Contractor shall obtain documentary evidence from the relevant taxing authorities reasonably satisfactory to the Purchaser that the Purchaser is not required to withhold such Tax. If the Contractor is unable to obtain such documentary evidence on a timely basis, then the Purchaser shall proceed to withhold any such Tax via an escrow agent or other mutually agreeable procedure. Thereafter, the Purchaser shall, at the Contractor's expense, provide any documentation or other cooperation as may be reasonably requested by the Contractor to permit the Contractor to recover any withheld amounts to which the Contractor is entitled.

               (iii) The Contractor shall protect, defend, indemnify in full and hold harmless each Purchaser Person from and against any Losses based upon, arising out of or otherwise related to Taxes that are owed by the Contractor to any taxing authority.

          (d) FINAL PAYMENT. On receipt by the Contractor of the final payment of the Contract Price (the "FINAL PAYMENT"):

               (i) the Purchaser shall thereby be released from all claims whatsoever by the Contractor, whether at law or in equity, contract or tort or otherwise, by reason of anything based upon, arising out of or relating to this Contract, other than:

                    (A) claims asserted in writing on or before the Final Payment is made;

                    (B) claims arising from circumstances, acts or events occurring after the Final Payment is made; and

                    (C) claims that the Contractor was not aware of, and could not have been aware of, and that are based solely on the willful misconduct or gross negligence of a Purchaser Person; and

               (ii) the  covenants  and   agreements  of  the  Purchaser   shall
                    terminate and be of no further force and effect except the requirement of the Purchaser to return to the Contractor the Contractor Bond at the expiration of the Warranty Period.

          (e) EFFECT OF PAYMENT. No payment (final or otherwise) made under or in connection with this Contract shall be conclusive evidence of the performance of the Work, or of this Contract, in whole or in part, and no such payment shall:

               (i) be construed to constitute the acceptance of any Defective Work or Supplies containing Defects; or

               (ii) release the  Contractor  from any of its  obligations  under this Contract.

    13.3. [REDACTED]

    13.4. CONTRACTOR INVOICES.

          (a) GENERALLY. Each Contractor Invoice shall detail the items to be paid and the amount due, with specific reference to the item number or numbers stated in the Provisioning Schedule, and shall be in form and substance satisfactory to the Purchaser.

          (b) DOCUMENTS. The Contractor shall provide one (1) original and three (3) copies of each Contractor Invoice, plus one (1) additional copy to be sent by facsimile on the date of issuance of such Contractor Invoice. At a minimum and where applicable, the following documents in the following quantities shall accompany each Contractor Invoice:

               (i)   Packing List - One (1) original and four (4) copies;

               (ii) Certificate of Origin - One (1) original and three (3) copies;

               (iii) Certificate   of  Loading  signed  by  Contractor  and  the
                     Purchaser or its designee -- One (1) original and three (3) copies;

               (iv) Insurance Certificate - One (1) original and three (3) copies;

               (v)   Lien Release - One (1) original and three (3) copies;

               (vi) Factory Release Certificate, signed by the Contractor, and counter-signed by the Purchaser's Representative or his designee (in each case, within a reasonable time after the Contractor's submission thereof for signature) - One (1) original and three (3) copies; and

               (vii) such   other   documentation   necessary   to   demonstrate
                     compliance   with  the  terms  of  this  Contract  in  such
                     quantities as the Purchaser shall request.

          (c) MONTHLY INVOICES. Only one Contractor Invoice shall be issued during any month.

    13.5. THE PURCHASER'S RIGHT TO WITHHOLD PAYMENT.

          (a) GENERALLY. Notwithstanding the foregoing, the Purchaser may withhold any payment or other amount due to the Contractor hereunder in an amount and to such extent as the Purchaser may determine to be reasonably necessary to protect the Purchaser from Loss or damage because of:

               (i) Defective Work not remedied in accordance with this Contract;

               (ii)   Work that is not complete;

               (iii)  the Contractor's failure to comply with any Warranty;

               (iv) the Contractor's failure to perform the Work in accordance with this Contract;

               (v) third-party claims, suits, stop notices, attachments, levies or Liens (other than Purchaser Liens) against the System, the Work, the Supplies or any Party;

               (vi)   Losses   or  other   damage  to  the   Purchaser   or  any
                      Subcontractor that results from the Contractor's failure to obtain or maintain insurance required hereunder;

               (vii) the Contractor's failure to provide on a timely basis the documentation required under Section 13 hereof; or

               (viii) reasonable  evidence  that  any  payment  previously  made hereunder (together with all other previously requested amounts) exceeds the amount payable with respect to the Work actually performed.

          (b) THE PURCHASER'S APPLICATION OF FUNDS WITHHELD. The Purchaser may, upon notice to the Contractor of its intention to do so, apply any funds withheld or moneys to become due to the Contractor to satisfy, discharge or secure the release of such claims that the Contractor has failed to settle within thirty (30) Days after notice by the Purchaser to the Contractor. Any such application shall be deemed payment to the Contractor. Any additional expense incurred by the Purchaser as a result of the Contractor's default hereunder shall be deducted from the Contract Price. No action by either Party during the above activities shall affect the Plan of Work unless a Contract Variation is agreed to by the Purchaser. If the Purchaser's withholding is determined to be wrongful, the Purchaser shall promptly pay the withheld amount with interest at the rate set forth in paragraph (c) from the due date thereof until the date of payment.

          (c) RELEASE OF PUNCH LIST RESERVE. Within ten (10) Days after the Contractor has, to the Purchaser's satisfaction, remedied the deficiencies and completed the Work indicated on any Punch List, the Contractor shall release to the Contractor the Punch List Reserve held by the Purchaser in respect of such incomplete or Defective Work.

    13.6. OVERDUE PAYMENTS. If a party shall fail to pay any undisputed amount within thirty (30) days of the date such payment is due, the party to whom such amount is owed shall have the right to charge interest upon such amount at a rate which is equal to the London Interbank Offered Rate as published for such period in the Wall Street Journal, Eastern Edition.

    SECTION 14. DEDUCTIONS FROM PAYMENTS TO THE CONTRACTOR

    14.1. AMOUNTS PAYABLE. To the extent that an amount is not withheld in respect thereof pursuant to Section 13.5 hereof, all Losses that the Purchaser shall have incurred or sustained by reason of any act that entitles the Purchaser to indemnification under this Contract or any default or omission of the Contractor in the performance of this Contract, together with any sum or sums payable to the Purchaser, as Delay Damages or otherwise, under this Contract, shall be paid by the Contractor on or prior to the earlier of:

          (a)  the  date  that  is  thirty  (30)  Days  after   receipt  of  the
               certificate referenced in Section 14.3 hereof; and

          (b)  the date the Final Payment is made.

    14.2. DEDUCTION. Should the Contractor fail to make any payment required under Section 14.1 hereof by the due date thereof, the Purchaser may then deduct the amount of the requested payment from any moneys that are, or may become, due to the Contractor or have been made available by it under the Contractor Bond. If the moneys so due or deposited shall be less than the amount so deductible, the difference shall be treated as a debt by the Contractor to the Purchaser and shall be paid by the Contractor to the Purchaser within seven (7) Days after the Contractor's receipt of the Purchaser's demand therefor. If the Contractor fails to make such payment within such period, then the amount of such deficiency may be recovered in any court of competent jurisdiction.

    14.3. CERTIFICATE. A certificate signed by the Purchaser stating the amount of the Losses, costs, charges, expenses, damages or other amounts referred to in this Section 14 shall be prima facie evidence of the matter stated.

    SECTION 15. CONTRACTOR BOND

    15.1. GENERALLY. The performance of all of the Contractor's obligations under this Contract shall be secured by a performance and payment bond in substantially the form of Exhibit 3 hereto (the "CONTRACTOR BOND"). The Contractor shall deliver the Contractor Bond to the Purchaser no later than five (5) Days after the date hereof.

    15.2. FORM OF CONTRACTOR BOND. The Contractor Bond shall:

          (a) be issued and outstanding until the later to occur of (i) date of expiration of all Warranty Periods and (ii) the Final Acceptance Date;

          (b) be in an amount equal to not less than ten percent (10%) of the Contract Price on any date up to and including the RFPA Date, whereupon the Contractor shall have the right to reduce such amount to an amount not less than five percent (5%) of the

               Contract Price until Final Acceptance provided, however, if after the fifth anniversary of the RFPA Date any Replacement Items have been provided by the Contractor, the Contractor shall have the right to reduce the amount of the Contractor Bond to an amount not less than the value of such Replacement Items until Final Acceptance; and

          (c) name the Purchaser or their permitted assigns as beneficiaries thereof.

    15.3. ISSUER REQUIREMENTS. The Contractor Bond and all renewals, extensions and replacements thereof shall be issued by a bonding or insurance company acceptable to the Purchaser at the time of issuance. If the financial condition of any such bonding or insurance company declines to less than an A.M. Best rating of A-, the Contractor shall, at its sole cost and expense, within thirty (30) Days after any such decline in rating, replace the issuer of the Contractor Bond with an entity acceptable to the Purchaser; PROVIDED that if the Contractor Bond is provided by more than one bonding or insurance company and each such company is jointly and severally liable thereunder, the highest rating of any one of such companies shall be controlling.

    15.4. RETURN OF CONTRACTOR BOND. The Purchaser shall return the Contractor Bond to the Contractor after Final Acceptance.

    SECTION 16. CONTRACT VARIATIONS

    16.1. GENERALLY. The Purchaser may from time to time, with the consent of the Contractor (which consent shall not be unreasonably withheld or delayed), direct by written order to the Contractor (each, a "CONTRACT VARIATION") that changes be made, within the general scope of this Contract, to drawings, designs, specifications, the method or manner of performance of the Work, the method of shipment and packing or the time or place of delivery. The Purchaser may, with the consent of the Contractor (which consent shall not be unreasonably withheld or delayed), by Contract Variation, require additional Work, reduce or direct the omission of Work or suspend the Work pursuant to Section 23 hereof or, as appropriate, extend the period of any General Warranty. Subject to the provisions of this Section 16, the Contractor shall comply with each such Contract Variation. The total value of Contract Variations made under this Section 16 shall not exceed ten percent (10%) of the Initial Contract Price.

          (a)  CONTRACTOR-PROPOSED VARIATIONS.

               (i) GENERALLY. The Contractor may propose modifications to the Work if it determines that such modifications will result in improved manufacturing processes or timeframes, reductions in costs or maintenance requirements, or improvements in the System's technical capabilities. The

                     Purchaser shall in good faith consider such Contractor proposals, and shall seek to implement the same where doing so would not, in the Purchaser's judgment, impair or adversely affect the System as delivered by the Contractor or the Warranties.

               (ii) MARINE ROUTE SURVEY. The Contractor may, based on the Marine Route Survey results, propose Contract Variations with respect to the System Route or the types of Fiber Optic Cable to be used for the System, and the Purchaser shall not unreasonably withhold its consent to any such Contract Variation.

               (iii) FISHERMEN COMPENSATION. The Contractor shall be entitled to a Contract Variation to increase the Initial Contract Price in the reasonable amount of compensation paid by the Contractor to fishermen to remove gear or fishing nets subject to the prior approval by the Purchaser.

               (iv) CHANGE IN LAW. The Contractor shall be entitled to a Contract Variation to increase the Initial Contract Price in the reasonable amount of reasonable additional costs incurred by the Contractor because of a Change in Law, subject to the prior approval of the Purchaser which shall not unreasonable be withheld.

          (b) PURCHASER-CAUSED DELAY OR LOSS. If (i) the negligent or willful acts or omissions of the Purchaser shall cause any Loss or damage to the Site, the Work or the System, and (ii) such Loss or damage, despite the Contractor's reasonable efforts in mitigation thereof, results in any material increase in the cost or time required for the Contractor's performance of the Work, the Contractor shall be entitled to a Contract Variation in respect of the most appropriate, as determined by the Purchaser in consultation with the Contractor, of the following terms of this
               Contract:

               (A)  the Plan of Work (including the Guaranteed RFPA Date); or

               (B) the Contract Price (but only to the extent that such Losses or increased costs are not recoverable from the proceeds of insurance required to be maintained by the Contractor hereunder); or

               (C)  both the Plan of Work and the Contract Price.

    16.2. AMENDMENT. Each Contract Variation shall be recorded by means of a formal written amendment executed by the Parties. Subject to Section
          16.6 hereof, no Contract Variation shall be effective until the Parties execute such amendment.

    16.3. OTHER ADJUSTMENTS. No claim for adjustment in time or cost with respect to any change in the Work shall be made, recognized or acceded to unless such change has been made in accordance with a Contract Variation issued in accordance with Sections 16.1 and 16.2 hereof. The Purchaser shall not be liable for the cost of any additional Supplies or Work unless made pursuant to a Contract Variation. No claim for any adjustment pursuant to any Contract Variation shall be made after the Final Payment is made. The Purchaser shall not unreasonably refuse to authorize any Contract Variation issued in accordance with action taken by the Purchaser pursuant to Section 23 hereof.

    16.4. EFFECT OF CONTRACT VARIATIONS. No Contract Variation shall vitiate or invalidate this Contract. A Contract Variation may result in an increase, decrease or no change in the Contract Price, with any change in the Contract Price effected thereby determined in accordance with the valuation procedures set forth in Section 16.6 hereof.

    16.5. PRICING. Unless otherwise approved by the Purchaser, the price for each Contract Variation shall be determined as provided in the relevant provision of this Contract before the Contract Variation is authorized.

    16.6. VALUATION. A Contract Variation shall be valued at the Scheduled Rates to the extent that, in the reasonable opinion of the Purchaser, the Scheduled Rates are applicable to such Contract Variation. In the case of a Contract Variation to which no Scheduled Rate applies, the rate or price payable for the Contract Variation shall be determined by agreement between the Parties, and the Contractor shall provide to the Purchaser all price detail and other information the Purchaser may require to determine for this purpose. If the Parties are unable to agree, at the request of the Purchaser, the Contractor shall continue to perform in accordance with the terms of this Contract, as modified by such Contract Variation, pending resolution of the matter.

    16.7. NO DELAY. The Contractor shall, unless otherwise agreed to in writing by the Purchaser (such agreement not to be unreasonably withheld), implement all Contract Variations within the time allowed in this Contract for completion of the Work. In this respect, the Contractor shall develop all reasonable work-around plans, alternate sources or any other means available in order to prevent delays.

    16.8. OBSOLETE OR SURPLUS SUPPLIES. If the cost of Supplies made obsolete or surplus as a result of a Contract Variation is included in the Contractor's claim for adjustment, the Purchaser shall have the right to prescribe the manner of disposition of such Supplies and the Purchaser shall receive an equitable credit arising from disposition of such Supplies.

    SECTION 17. TECHNICAL SUPPORT, SPARE PARTS, ETC.

    17.1. TECHNICAL SUPPORT. Without limiting Section 33 hereof, the Contractor shall provide technical support to the Purchaser and to undertake repairs and to investigate trend faults for the Purchaser when required, at reasonable cost, to ensure the successful operation of the System throughout the System Design Life. Furthermore, during the System Design Life, the Contractor shall provide technical advice to the Purchaser, when requested and at a reasonable cost, concerning all aspects of the design, maintenance and operation of the System.

    17.2. SPARE PARTS.

          (a) GENERALLY. The Contractor warrants the availability of, and undertakes to enter into long-term contracts to supply, spare parts and replacement equipment and facilities to maintain all parts of the System, including all training courses that may be necessary for the maintenance of the System, all under reasonable technical and commercial conditions, during the System Design
               Life. If the Contractor cannot supply identical units or components due to obsolescence, then the spares and replacements to be supplied shall be the equivalent of the original parts. In addition, the Contractor shall carry out as practicable any adaptive engineering work necessary and provide all necessary implementation documentation.

          (b) CESSATION OF MANUFACTURE. If for any reason the Contractor intends to cease manufacturing identical parts and replacement equipment, the Contractor shall inform the Purchaser by written notice at least one (1) year before ceasing such manufacture and allow the Purchaser to order from the Contractor any required spare parts or replacement equipment.

          (c) PRICING. The Contractor undertakes to provide such spare parts, replacements and facilities:

               (i) if of its own manufacture, at the Scheduled Rates, but varied in accordance with the price variation formula in
                    Section 17.3 hereof;

               (ii) if not of its own manufacture,  at mutually agreed equitable prices.

    17.3. [REDACTED]

    SECTION 18. [REDACTED]

    SECTION 19. FORCE MAJEURE

    19.1. DEFINITION.

          (a) INCLUDED EVENTS. An event shall be a "FORCE MAJEURE EVENT" if such event:

               (i)   is beyond the Contractor's reasonable control;

               (ii) is not the result of any breach by the Contractor of any provision of this Contract;

               (iii) was not caused by the negligent or careless act or omission of any Contractor Person;

               (iv) will result in a delay in the completion of any material part of the Work despite the Contractor's exercise of all reasonable diligence and pursuit of alternative measures of performance; and

               (v)   is within one or more of the following categories:

                    (A) civil disturbance, war, invasion or act of foreign enemies;

                    (B) civil uprising or rebellion, or broad-based strike or disruption in freight or distribution networks;

                    (C) fire, flood, epidemic, act of God and natural disaster (PROVIDED that the Contractor shall remain responsible for all weather conditions that do not constitute Unusually Severe Weather Conditions);

                    (D)  Unusually Severe Weather Conditions;

                    (E) acts or failures to act of Governmental Authorities (including Changes in Law);

                    (F)  acts of third parties; and

                    (G) trawler or anchor damage (other than damage resulting from or aggravated by Defective Work, including faulty or defective installation).

          (b)  EXCLUDED  EVENTS.  The following  events are explicitly  excluded
               from  the  term   Force   Majeure   Event  and  are   solely  the
               responsibility of the Contractor:

               (i) strikes, labor disputes and lockouts of any kind involving employees of the Contractor, or of any Subcontractor or agent;

               (ii) late delivery of equipment or materials (except to the extent caused by a Force Majeure Event);

               (iii  economic hardship;

               (iv) default of Subcontractors (except to the extent caused by a Force Majeure Event);

               (v) events and conditions of which the Contractor is deemed hereunder to have fully informed itself; and

               (vi)  all other events and acts not  specifically  identified  in
                     Section 19(a) hereof as a Force Majeure Event.

    19.2. MITIGATION. The Contractor shall use its best efforts to mitigate and minimize the effects of any Force Majeure Event and to resume in full its performance under this Contract.

    19.3. NOTICE. The Contractor shall advise the Purchaser's Representative in reasonable detail of any Force Majeure Event within fourteen (14) Days from the date of the occurrence thereof; PROVIDED that if the Contractor can satisfactorily demonstrate to the Purchaser that the Contractor has been unavoidably delayed in becoming aware of the occurrence of such Force Majeure Event, such period and the time period set forth in Section 19.4 hereof shall commence from the date reasonably determined by the Purchaser that the Contractor became aware, or should have become aware, of such occurrence.

    19.4. APPLICATION. If the Contractor is directly delayed in the execution of the Work by any Force Majeure Event, the Contractor shall have the right to apply in writing to the Purchaser's Representative within thirty (30) Days after the occurrence of such Force Majeure Event for an extension of the Guaranteed RFPA Date or any date set forth in the Plan of Work, if and to the extent any such date is affected by such Force Majeure Event. Such application shall set forth a statement of all the facts on which the Contractor bases such an application, including a detailed description of work-around plans, alternate sources or any other means the Contractor will utilize to make up for any such period of delay and to prevent any further delay to the Work. The Contractor shall not be entitled to any increase in the Contract Price on account of a Force Majeure Event.

    19.5. EXTENSION OF TIME. The extension of time, if any, to be allowed to the Contractor pursuant to this Section 19 shall be set forth in a Contract Variation duly executed and delivered in accordance with
          Section 16 hereof, and shall be for such periods as the Purchaser approves (which approval shall not be unreasonably withheld) as necessary to remedy the effect of the Force Majeure Event, but shall in no event limit the Purchaser's rights under this Contract, including its rights with respect to matters arising prior to the occurrence of the Force Majeure Event.

          (a) DELAYS IN MARINE INSTALLATION DUE TO UNUSUALLY SEVERE WEATHER CONDITIONS. In the event that, due to the occurrence of Unusually Severe Weather Conditions, (i) marine installation is delayed beyond the date specified therefor in the Plan of Work, or (ii) such date is extended by the Parties in accordance with this
               Section 19, then the Purchaser shall reimburse the Contractor, on a cost-incurred basis at the Scheduled Rate that would be applicable if such costs were incurred as part of the Work, for any additional cableship costs incurred by the Contractor (despite its best efforts in mitigation thereof) in completing the marine installation under such circumstances.

    19.6. LIMITATION. Unless:

          (a) an event is a Force Majeure Event as provided in Section 19.1 hereof;

          (b) the Contractor notifies the Purchaser thereof within the time period provided in Section 19.3 hereof;

          (c) the Contractor applies for an extension of time in respect thereof within the time period provided in Section 19.4 hereof; and

          (d) the Purchaser approves an extension of time in respect thereof in accordance with Section 19.5 hereof,

           the Contractor shall not be entitled to, and shall not claim an extension of time, for such event, and shall not by reason of any delay arising from any such event be relieved in any way, or to any extent, from its obligations to proceed with, execute and complete the Work within the time fixed by this Contract.

    SECTION 20. PROJECT MANAGER AND THE PURCHASER'S REPRESENTATIVE

    20.1. PROJECT MANAGER. The Contractor shall designate in writing a project manager (the "PROJECT MANAGER") to be responsible for the coordination and monitoring of the Work on the Contractor's behalf, and shall provide the Purchaser with a summary of such Project Manager's background and relevant experience. The Project Manager shall act as the principal point of contact between the Contractor and the Purchaser, and shall have authority to act and make decisions on behalf of, and be authorized to bind by contract or otherwise, the Contractor. If the Project Manager shall resign or at any time be unable to act, the Contractor shall immediately designate a successor by notice to the Purchaser.

    20.2. THE PURCHASER'S REPRESENTATIVE. The Purchaser shall designate in writing a system manager (the "PURCHASER'S REPRESENTATIVE") to be responsible for coordination and monitoring of the Work on the Purchaser's behalf. The Purchaser's Representative shall provide the interface with the Contractor on all technical and contractual matters pertaining hereto, and shall have authority to act and make decisions on behalf of, and be authorized to bind by contract or otherwise, the Purchaser. The Purchaser's Representative shall from time to time authorize in writing Persons to carry out specific tasks on the Purchaser's behalf. The Purchase has authorized Bechtel International Inc. or an affiliate ("Bechtel") to act as a Purchaser's Inspector hereunder.

    SECTION 21. INSPECTION RIGHTS

    21.1. GENERALLY. The Purchaser and its designees shall at all times have access to the Work and Supplies. The Contractor shall provide appropriate facilities, as described in the Technical Specification, for such access and for the purpose of inspection and testing in accordance with the provisions of the Technical Requirements. The Purchaser and its designees shall be allowed reasonable access to all plants, offices and Sites of the Contractor and its Subcontractors to enable it to inspect the Work and Supplies and to monitor progress. The Purchaser and its designees shall have the right to establish resident representative(s) at the Contractor's and its Subcontractors' plants and at all Sites, and the Contractor and its Subcontractors shall, at the Purchaser's or its designee's request, make suitable office space, facilities and shipboard accommodation available for such representative(s) at the Contractor's expense. The Contractor shall include in all of its Subcontracts such provisions as may be necessary to secure such rights on behalf of the Purchaser or its designees. The Purchaser's and its designee's inspection activities may include:

          (a) an audit of the Contractor's and its Subcontractors' quality control system and practices and their application to the Work and Supplies, including to the design, manufacture, transportation, installation and testing of all Supplies, materials and components; and

          (b) inspection of all parts of the Supplies and Work to ensure compliance with the Technical Requirements.

    21.2. COVERED WORK. If any portion of the Work should be covered contrary to the request of or to requirements specifically expressed in this Contract, such Work must, if required in writing by the Purchaser or its designee, be uncovered for its observation and replaced, at the Contractor's expense. If any other portion of the Work is covered and the Purchaser or its designee had not specifically requested the opportunity to inspect such Work prior to it being covered and it was not covered contrary to requirements specifically expressed in this Contract, the Purchaser or its designee may request the opportunity to inspect such Work and it shall be uncovered by the Contractor. If such Work is found to be in accordance with this Contract, the cost of uncovering and recovering shall, by a Contract Variation made in accordance with Section 16, be charged to the Purchaser. If such Work is found not to be in accordance with this Contract, the Contractor shall pay all costs of uncovering and recovering.

    21.3. NO RELIEF. No inspection, audit or approval by or on behalf of the Purchaser or its designee in respect of any aspect of the Work or any Supply shall relieve the Contractor of any of its responsibilities under this Contract.

    SECTION 22. DEFECTIVE WORK

          If at any time before the Provisional Acceptance Date, the Purchaser states that, in accordance with the Technical Requirements, any of the Contractor's Work contains Defects, or is otherwise not in accordance with this Contract, the Purchaser or its designee may reject such Work or Supplies, and the Purchaser shall have no liability with respect to payment therefor, notwithstanding that:

          (a)  satisfaction may previously have been expressed;

          (b) title to such Work or Supplies may have passed to the Purchaser in accordance with Section 37 hereof;

          (c)  such Work or Supplies may previously have been accepted; or

          (d)  payment may have been made in respect of such Work or Supplies,

          and the Contractor shall promptly replace, at its own cost and expense, the Defective Work or inferior Supplies to the satisfaction of the Purchaser. If, however, the Work was not Defective Work, the Contractor shall be reimbursed for its reasonable costs of replacement.

    SECTION 23. SUSPENSION OF WORK BY THE PURCHASER

    23.1. GENERALLY. Should the Purchaser desire, in its sole discretion, to suspend the whole or any part of the Work or suspend for a further period Work already suspended pursuant to this Section 23, the Purchaser shall notify the Contractor, indicating the period of the proposed suspension or further suspension. If the Contractor believes that such suspension will result in additional costs or delay for the Contractor, the Contractor shall, within fourteen (14) Days after such notice, furnish an itemized statement of such estimated costs and estimated delays to the Purchaser's Representative. Upon receipt of such itemized statement (or if no such statement is received within the stipulated fourteen 14-Day period), the Purchaser's Representative shall either confirm or cancel the proposal to suspend or further suspend the Work or further question the Contractor on the basis of such itemized statement. Promptly after the Parties agree on the amount of such costs or any extension of time, they shall execute a Contract Variation in respect thereof in accordance with Section 16 hereof.

          (a) LIMITATION ON THE PURCHASER'S RIGHT TO SUSPEND WORK. In the event that the Purchaser shall, pursuant to this Section 23.1, suspend the Work in its entirety for (i) a period of six (6) consecutive months, or (ii) periods totaling twelve (12) months, such suspension shall, upon the expiry of such 6- or 12-month period, as applicable, constitute a Termination for Convenience for all purposes hereof.

    23.2. THE CONTRACTOR'S DUTIES UPON SUSPENSION. During any such suspension, the Contractor shall:

          (a) cease performance of the Work and place no further orders or Subcontracts relating to the suspended Work;

          (b) protect and care for all Work, Supplies and materials, in transit to or from the System or at storage areas for which it is responsible; and

          (c) give the Purchaser copies of all outstanding orders and contracts for Supplies, materials and services and take any action with respect to such orders and contracts as the Purchaser may direct.

    23.3. THE CONTRACTOR'S DUTIES AFTER SUSPENSION. Upon the cessation of such suspension, the Contractor shall resume performance of the Work within a reasonable period after being directed to do so by the Purchaser.

    SECTION 24. TERMINATION FOR CONVENIENCE

    24.1. TERMINATION. The Purchaser may, upon written notice (a "NOTICE OF TERMINATION FOR CONVENIENCE") to the Contractor at any time, terminate this Contract or otherwise terminate the Contractor's employment hereunder as to either the whole or part of the Work (a "TERMINATION FOR CONVENIENCE"). A Termination for Convenience shall not nullify this Contract but shall operate to terminate the Contractor's right to proceed with the Work and to discharge the Purchaser from its obligations under this Contract, except for the Purchaser's obligation to pay the Termination Payment (Convenience). A Termination for
          Convenience shall not relieve the Contractor from liability under applicable Law for damages for any failure or omission to perform any portion of this Contract prior to such termination or prejudice any legal rights of the Purchaser or the Contractor, whether those rights arise under this Contract or otherwise.

    24.2. TERMINATION DATE. A Termination for Convenience shall be effective, and this Contract shall be terminated, when the Notice of Termination for Convenience is delivered to the Contractor.

    24.3. TERMINATION PAYMENT (CONVENIENCE).

          (a)  AMOUNT.

               (i) FORMULA. In the case of a Termination for Convenience, the Purchaser shall make a payment to the Contractor (the "TERMINATION PAYMENT (CONVENIENCE)") to reimburse it as follows:

                    (A)  the  Scheduled  Rate  for  completed   items  of  Work,
                         including Supplies manufactured by or purchased from any Subcontractor in respect of this Contract; and

                    (B) in the case of incomplete Work, an amount (the "COST FOR INCOMPLETE WORK") equal to the total costs and expenses incurred for each category of Work identified on the Provisioning Schedule, with the addition of the individual category's gross margin to the cost category.

                         Costs for which the Contractor has, despite its best efforts in mitigation thereof, become legally liable shall be considered incurred for purposes of this
                         Section 24.3.

               (ii) LIMITATION.  Notwithstanding  the preceding  clause (i), the
                    Termination Payment (Convenience), taken together with all other payments made to the Contractor under this Contract, shall not exceed the sum of:

                    (A) the portion of the Contract Price applicable to the portion of the Work that has been completed in accordance with this Contract; plus (without duplication)

                    (B)  the Cost for Incomplete Work.

               (b) TERMINATION CLAIM. The Contractor shall submit to the Purchaser a written termination claim (the "TERMINATION CLAIM"). The Termination Claim shall set forth a calculation of the Termination Payment (Convenience) and all other relevant facts, and shall contain supporting documentation in respect thereof. The Termination Claim shall be submitted promptly, but in no event later than six (6) months from the effective date of termination of this Contract.

               (c) REVIEW PERIOD. Within ninety (90) Days after its receipt of the Termination Claim (the "TERMINATION CLAIM REVIEW PERIOD"), the Purchaser shall convey any objections or requests for additional information it may have with respect to the determination of the Termination Payment (Convenience). The Contractor shall provide such information to the Purchaser as soon as practicable. If the Purchaser objects to any portion of the Termination Claim, it shall notify the Contractor in writing, not later than the end of the Termination Claim Review Period, of each item it believes requires adjustment and, for not more than thirty
                    (30) Days thereafter, the Parties shall attempt in good faith to resolve any differences.

               (d) ACCOUNTING FIRM. If the Parties are unable to so resolve such differences within such time period, they shall, within ten (10) Days, jointly submit the items in dispute to a "Big Four" accounting firm mutually agreed upon by the Contractor and the Purchaser for resolution on an expedited basis with a request for a written report thereon to be submitted within thirty (30) Days from such submittal. If the Parties cannot agree on the determination of the accountant for the purposes hereof, the accountant shall be a "Big Four" accounting firm designated by the mutual agreement of a "Big Four" accounting firm designated by the Purchaser and a "Big Four" accounting firm designated by the Contractor. Adjustments to the Termination Claim by the accountant, if any, shall be:

                    (i)   made in accordance with the criteria set forth in this
                          Section 24.3;

                    (ii)  set forth in its written report; and

                    (iii) final and  binding on the  Parties  in the  absence of manifest error.

                    Judgment may be entered thereon in a court of competent jurisdiction. The accountant shall have no authority to change or alter the terms and conditions of this Contract.

                    Such determination by the accountant shall not relieve either Party from liability under applicable Law for damages for breach of contract or prejudice any legal right of the Parties, whether those rights arise under this Contract or otherwise. The Contractor shall provide the accountant with access, under confidentiality conditions, to all books of account and records of the Contractor that relate to the System and are relevant to the determination of the Termination Claim, based on the criteria set forth in this
                    Section 24.3. The accountant shall not be permitted to disclose to the Purchaser the underlying cost information. The fees and expenses incurred in connection with any review by the accountant pursuant to this Section 24.3(d) shall be borne one-half by the Purchaser and one-half by the Contractor.

    SECTION 25. EVENTS OF DEFAULT AND REMEDIES

    25.1. EVENTS OF DEFAULT AND REMEDIES. If at any time (any of the following, an "Event of Default"):

          (a) the Contractor fails to carry out engineering, fabrication, supply, delivery, installation and testing the Supplies and the Work at the rate of progress required by the Plan of Work and in accordance with this Contract that is likely to result in a material breach of this Contract; or

          (b)  the Contractor fails to make any payment hereunder when due; or

          (c) the Contractor commits any material breach of, or fails in any material respect to comply with and observe, any provision of this Contract; or

          (d)  the  Contractor  abandons  the Work for a period in excess of ten
               (10) Days, or intimates without lawful cause or justification that the Work will not or cannot be completed; or

          (e) the Contractor shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by the Contractor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Contractor or its debts under Law relating to bankruptcy, insolvency or reorganization or relief or the appointment of a receiver, trustee or other similar official for the Contractor or for any substantial part of its property or the Contractor shall take any corporate action to authorize any of the actions set forth above in this Section 25.1(e); or

          (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced against the Contractor seeking reorganization, arrangement or readjustment of the Contractor's debts or for any other relief under any bankruptcy or insolvency act or Law, now or hereafter existing and remain undismissed or unvacated for a period of thirty (30) Days; or

          (g) a receiver, assignee, liquidator, trustee or similar officer for the Contractor or for all or any part of its property shall be appointed involuntarily; or

          (h) the Contractor shall file a certificate of dissolution under applicable Law or shall be liquidated, dissolved or wound up or shall commence or have commenced against it any action or proceeding for dissolution, winding up or liquidation, or shall take any corporate action in furtherance thereof; or

          (i)  the Contractor either:

               (i) fails to make prompt payment of any undisputed invoice due to any Subcontractor or otherwise for materials or labor; or

               (ii) repudiates  or is in  default  with  respect  to  any of its obligations to a Subcontractor; or

          (j) the Contractor fails, after being notified thereof by the Purchaser, to promptly correct any Defective Work during performance of the Work or within the relevant Warranty Period; or

          (k) any representation or warranty made by the Contractor herein or in any certificate, financial statement or other document furnished to the Purchaser by or on behalf of the Contractor shall prove to be false or misleading in any material respect as of the time made, confirmed or furnished;

          then, upon the occurrence of any Event of Default referred to in paragraph (a), (c), (j) or (k) of this Section 25.1, the Purchaser may, by notice in writing, advise the Contractor of such Event of Default and the Contractor shall have fifteen (15) Days to correct such Event of Default to the satisfaction of the Purchaser PROVIDED, HOWEVER, that, if such Event of Default can not be cured in such 15-Day period through the diligent efforts of Contractor, but can be cured in a longer period without there occurring any failure to meet the Plan of Work, the Contractor shall have an additional period, not to exceed 45 Days so long as it shall commence the cure during such 15-Day period and diligently pursue such cure. If the Contractor fails to correct any such Event of Default to the satisfaction of the Purchaser within such 15-Day period (or subject to the conditions set forth in the previous sentence, such longer period), or, upon the occurrence of any other Event of Default, then the Purchaser may, upon written notice (a "NOTICE OF EXERCISE OF REMEDIES") to the Contractor, exercise any or all of the following rights and remedies:

                    (A) suspend payment under this Contract in whole or in part;

                    (B) take the Work wholly or partly out of the control of the Contractor or any other Person in whose control or possession the Work or any part of it may be, and cause to be completed the same in accordance with Section 26 hereof (a "TAKE OVER");

                    (C) terminate this Contract in accordance with Section 27 hereof (such event, a "TERMINATION FOR DEFAULT"; such Notice of Exercise of Remedies, a "NOTICE OF TERMINATION FOR DEFAULT");

                    (D)  exercise its rights under the Contractor Bond; or

                    (E) apply any amount owning to the Contractor hereunder to the payment and performance of the obligations of the Contractor hereunder; or

                    (F)  exercise  any and all rights and  remedies  it may have
                         under  law  or  equity,   including   seeking  specific
                         performance and the recovery of damages.

          The foregoing remedies are cumulative, and the Purchaser may elect one or more thereof without prejudice to any other right or remedy the Purchaser may have.

    25.2. NO PREJUDICE. No action taken by the Purchaser under this Section 25 shall prejudice any right of the Purchaser under Section 14 hereof.

    SECTION 26. TAKE OVER AND PAYMENTS TO THE PURCHASER

    26.1. REPLACEMENT CONTRACTORS. If the Purchaser elects a Take Over, the Purchaser may contract with and employ any Person or Persons (each, a "REPLACEMENT CONTRACTOR") to further execute and complete the Work or any portion thereof, and each Replacement Contractor may provide such Supplies and labor as may be necessary to enable that completion.

    26.2. NO RIGHT OF COMPENSATION. If the Purchaser elects a Take Over (whether or not through a Replacement Contractor), the Contractor shall have no right to any compensation arising from such action and the Purchaser may pay each Replacement Contractor such amounts of money as may be agreed upon between such Replacement Contractor and the Purchaser.

    26.3. PAYMENTS TO THE PURCHASER. If the Purchaser elects a Take Over, the Contractor shall, without prejudice to any other rights or remedies of the Purchaser hereunder or under applicable Law with respect to the Event of Default (including Delay Damages and recourse to the Contractor Bond), be liable to the Purchaser as direct damages for an amount equal to:

          (a) all costs (including the costs of redoing any portion of the Work not reasonably usable in the completion of the System) so incurred by the Purchaser; PLUS

          (b) the amounts already paid or payable to the Contractor in respect of completed Work accepted by the Purchaser as of the date on which the Notice of Exercise of Remedies is given by the Purchaser, which amounts the Contractor shall be entitled to retain or receive, as applicable; PLUS

          (c) the amounts paid to the Contractor and not refunded to the Purchaser as required pursuant to this Section 26.3; MINUS

          (d) the total amount paid to the Purchaser under the Contractor Bond; MINUS

          (e)  the Initial Contract Price.

          The Contractor shall refund to the Purchaser all amounts paid to the Contractor for Work not reasonably usable in the completion of the System within fifteen (15) Days after written notice that such Work has been rejected by the Purchaser.

    SECTION 27. TERMINATION FOR DEFAULT

    27.1. EFFECT OF TERMINATION. A Termination for Default shall not nullify this Contract but shall operate to terminate the Contractor's right to proceed with the Work and to discharge the Purchaser from its obligations under this Contract. A Termination for Default shall not relieve the Contractor from liability under applicable Law for damages for any failure or omission to perform any portion of this Contract prior to such termination or prejudice any legal rights of the Purchaser or Contractor, whether those rights arise under this Contract or otherwise.

    27.2. TERMINATION DATE. A Termination for Default shall be effective, and this Contract shall be terminated, when the Notice of Termination for Default is served upon the Contractor.

    27.3. RIGHT TO TERMINATE. The Purchaser may exercise its right to terminate this Contract whether or not any of the Work remains to be executed or whether or not the time limit for completion of the Work has expired.

    27.4. RIGHT TO COMPLETE THE WORK. On termination of this Contract upon an Event of Default, the Purchaser shall be empowered to complete the Work in the same manner as provided for under Section 26 hereof, as if the Work had been taken wholly out of the control of the Contractor by the Purchaser and this Contract had not been terminated.

    SECTION 28. DUTIES UPON TERMINATION

    28.1. GENERALLY. Upon receipt of a Notice of Termination for Convenience or a Notice of Termination for Default (each, a "NOTICE OF TERMINATION"), unless otherwise directed by the Purchaser in such notice, the Contractor shall:

          (a) stop work under this Contract on the date and to the extent specified in the Notice of Termination;

          (b) place no further orders or contracts for materials, services or facilities except as may be necessary for completion of the portion of the Work, if any, under this Contract that is not terminated;

          (c) unless otherwise directed by the Purchaser, use reasonable efforts to terminate all orders and contracts and Subcontracts (other than Subcontracts assigned to the Purchaser in accordance with clause (d) below) to the extent that they relate to the performance of Work terminated by the Notice of Termination;

          (d) assign to the Purchaser (or at the Purchaser's direction, any Replacement Contractor), in the manner, at the time and to the extent directed by the Purchaser, all of the Contractor's right, title and interest under such orders, contracts and Subcontracts, whether or not terminated;

          (e) use reasonable efforts to settle all outstanding liabilities and all claims arising out of such termination of orders and contracts, with the Purchaser's approval or ratification to the extent the Purchaser so requires;

          (f) relinquish title as provided for in Section 37 hereof and deliver the following to the Purchaser in the manner, at the time, at the place and to the extent (if any) directed by the Purchaser:

               (i) the fabricated or unfabricated parts, Work in process, completed Work, Supplies and all other items commenced, partly executed, produced or completed as part of, or acquired in connection with, the performance of the Work terminated by the Notice of Termination; and

               (ii) the  completed  or  partially  completed  plans,   drawings,
                    information, Permits and other property that, if this Contract had not been terminated, would have been required to be furnished to the Purchaser;

          (g) in the case of any property referred to in Section 28.1(f) hereof:

               (i) use its best efforts in the case of an Event of Default or reasonable efforts in the case of a Termination for Convenience to use such property in the manufacture of other projects that the Contractor has, or will have, under contract for other customers; the Scheduled Rate thereof shall be deducted from the Termination Payment (Convenience) or paid in such other manner as the Purchaser may direct; and

               (ii) use reasonable efforts to sell, in the manner, at the times, to the extent and at the price or prices directed or authorized by the Purchaser; the proceeds of any such sale shall be deducted from the Termination Payment (Convenience) or paid in such other manner as the Purchaser may direct;

          (h) complete performance of such part of the Work as may not have been terminated by the Notice of Termination;

          (i) take such action as may be necessary, or which the Purchaser may direct, for the protection and preservation of the property related to this Contract that is in the Contractor's possession and in which the Purchaser has or may acquire an interest;

          (j) grant to the Purchaser, any Replacement Contractor and each Subcontractor at the Contractor's expense, the right to continue to use any and all patented or proprietary information that the Purchaser deems necessary to complete the System, subject to reasonable proprietary restrictions; and

          (k)  at the Purchaser's request and at the Contractor's expense:

               (i) For Default supply any proprietary components needed for the completion and operation of the System;

               (ii) assist  the  Purchaser  in  preparing  an  inventory  of all equipment in use or in storage;

               (iii)assign to the  Purchaser  or to any  Replacement  Contractor and make available all issued Permits then held by the Contractor pertaining to the System; and

               (iv) remove  all  such  equipment,   waste  and  rubbish  as  the
                    Purchaser may designate.

    28.2. SUBCONTRACTOR CLAIMS. For a Notice of Termination for Default, notwithstanding Section 21(e), the Purchaser shall not be liable to the Contractor with respect to any claim that any Subcontractor may make arising out of any termination of this Contract.

    28.3. FUNDS HELD BY THE PURCHASER. Without prejudice to Section 14 hereof, for a Notice of Termination for Default:

          (a) all sums of money that may remain in the hands of the Purchaser with respect to this Contract;

          (b) all funds made available under the Contractor Bond or any other security retained for the due fulfillment of this Contract; and

          (c) all sums named in this Contract as Delay Damages that may be due to the Purchaser,

          at the election of the Purchaser may be withheld pending the final determination of the rights and obligations of the Parties under this Contract.

    SECTION 29. LIMITATION OF LIABILITY

    29.1. NO CONSEQUENTIAL DAMAGES. The Contractor shall not be liable, whether at contract, at law, in tort or otherwise, for any indirect or consequential losses or any loss of income or profit, loss of opportunity to do business or the costs of, or associated with, the use of restoration facilities; PROVIDED that the foregoing shall not in any way limit the Contractor's liability for Delay Damages.

    29.2. OTHER LIMITATIONS. The Contractor's maximum liability hereunder shall be:

          (a)  For indemnity claims, there shall be no limit;

          (b) For delay, the damages shall be limited to the Delay Damages as set forth in Section 18.3 hereof; and

          [REDACTED]

    SECTION 30. THE CONTRACTOR'S ON-SITE DUTIES

    30.1. REASONABLE PRECAUTIONS. The Contractor acknowledges that, until such time as title to the System has passed in its entirety to the Purchaser, it shall remain solely responsible for the institution and maintenance of all such usual and reasonable precautions for the protection of the Sites, the System and any Work, and for the prevention of danger or damage to all persons or property on or near the Sites. Without limiting the generality of the foregoing, the Contractor shall, at its own expense, ensure that each Site is constructed, secured, illuminated and maintained in such manner as would a reasonably prudent owner of a facility analogous to such Site.

    30.2. WASTE DISPOSAL. The Contractor shall, at its own expense, manage and dispose of all waste materials in strict accordance with applicable Laws and Codes and Standards, and shall keep each Site free from debris and waste resulting from the performance of the Work and the presence of the Contractor Persons at such Site. In the event that any Contractor Person shall discover the presence of, or cause the discharge of, any material of a hazardous nature on or from any Site, the Contractor shall immediately notify the Purchaser, and shall instruct all Contractor Persons to desist immediately from the Work until further instruction from the Purchaser.

    SECTION 31. PERFORMANCE TESTS

    31.1. GENERALLY.

     (a) THE CONTRACTOR'S OBLIGATION TO CONDUCT PERFORMANCE TESTS. The Contractor shall, at its own cost and expense, conduct and repeat as necessary the Performance Tests as required hereunder in connection with Provisional Acceptance (and, as applicable, Commercial Acceptance) and Final Acceptance, in accordance with the Technical Specification.

     (b) SAFETY. If during any Performance Test, it is discovered that testing cannot be conducted in a safe manner in accordance with industry practice, such Performance Test shall be terminated and the Contractor shall remedy the unsafe condition, whereupon such Performance Test shall start over.

    31.2. RIGHT OF WAIVER. The Purchaser may, but shall have no obligation to, waive, defer or reduce any of the requirements relating to the achievement of Provisional Acceptance or Final Acceptance at any time by written notice to the Contractor; PROVIDED that the Purchaser's exercise of any rights hereunder shall apply only to such requirements as the Purchaser may specify and shall in no event relieve the Contractor of any requirements, liability or other obligations not so specified.

    31.3. LONG-TERM OBLIGATIONS. Nothing in this Section 31, including the Purchaser's approvals, nor the issuance of a Certificate of Commercial Acceptance or a Certificate of Provisional Acceptance, shall in any way modify or alter the Contractor's obligations with respect to Warranties hereunder. Neither the inspection, approval or payment, including the Final Payment, under this Contract shall:

          (a)  be construed to be an acceptance of any Defective Work;

          (b) be an admission of the Contractor's satisfactory performance of the Work; or

          (c) relieve the Contractor of any of its obligations under this Contract.

    31.4. OPERATING REVENUES. Any and all revenues generated by the operation of the System shall be solely for the account of the Purchaser.

    SECTION 32. SYSTEM ACCEPTANCE

    32.1. INITIAL SYSTEM COMMISSIONING REPORT. The Contractor shall submit to the Purchaser the Initial System Commissioning Report with respect to the System in accordance with the Technical Specification. Within thirty (30) Days after its receipt of the relevant Initial System Commissioning Report, the Purchaser shall:

          (a)  issue a Certificate of Provisional  Acceptance in accordance with
               Section 32.2 hereof; or

          (b)  issue a Certificate of Commercial  Acceptance in accordance  with
               Section 32.3 hereof; or

          (c) not accept the System in its existing condition and the terms and provisions of Section 32.4 hereof shall apply.

    32.2. PROVISIONAL ACCEPTANCE.

          (a) GENERALLY. When, in respect of the System, the Purchaser is reasonably satisfied:

               (i)   with the Initial System Commissioning Report;

               (ii) that the System has been completed in accordance with the Technical Requirements and any other requirements of this Contract;

               (iii) that the System has achieved all requirements  contained in the Technical Specifications, as of the RFPA Date, during the Performance Tests;

               (iv) that the System is available for full commercial operation; and

               (v) that all requirements of this Contract relating to the System (including all Technical Requirements) have been fulfilled and all required documentation has been completed, in each case other than those that do not, by the express terms hereof, have to be fulfilled or completed on or prior to the RFPA Date, the Purchaser shall issue a "CERTIFICATE OF PROVISIONAL ACCEPTANCE" in accordance with the Technical Specification dated the same day as the Initial System Commissioning Report or bearing the date (the "RFPA Date") on which the above conditions for the System to be provisionally accepted were actually met. The following shall occur on the RFPA
                    Date:

                    (A) the System shall be deemed to be provisionally accepted by the Purchaser; and

                    (B) title to any part of the System that has not previously passed and the risks thereof and responsibility for routine maintenance shall, subject to Section 32.2(b) hereof, vest in the Purchaser.


          (b) PUNCH LIST. The Certificate of Provisional Acceptance may, in the Purchaser's sole discretion, be unqualified or may have annexed to it a Punch List, which shall be compiled by the Purchaser, of any outstanding minor deficiencies or items to be completed by the Contractor. The Contractor shall, as soon as practicable, remedy the deficiencies and complete the Work indicated on all such listed items so as to ensure full compliance with the requirements of this Contract. Such corrective action shall be taken by the Contractor at no cost to the Purchaser. The Contractor shall continue to bear the risk with respect to these items, as long as any such items are outstanding, notwithstanding that title shall have passed to the Purchaser.

    32.3. COMMERCIAL ACCEPTANCE.

          (a) GENERALLY. If the Purchaser does not issue a Certificate of Provisional Acceptance because the System contains Defects that would prevent the full commercial operation of the System, but nevertheless the Purchaser has determined that the System or any part thereof is suitable to be put into commercial service (the System or such part, the "RFCS PORTION") and desires to put the RFCS Portion into commercial service, then the Purchaser shall issue, with the consent of the Contractor (which consent shall not be unreasonably withheld or delayed), to the Contractor a "CERTIFICATE OF COMMERCIAL ACCEPTANCE." On the date that such Certificate is issued:

               (i) the Purchaser shall be entitled to commence commercial service over the RFCS Portion;

               (ii) title to the RFCS Portion that has not previously passed, and the responsibility for routine maintenance thereof, shall be vested in the Purchaser; and

               (iii) the risk  for the  RFCS  Portion  shall  be  vested  in the
                     Purchaser, except that any risk attributable to the System or part of the System that requires corrective action by the Contractor shall remain the sole responsibility of the Contractor.

          (b) PUNCH LIST. The Certificate of Commercial Acceptance shall have as an attachment a list of items requiring corrective action and items still to be provided. Such corrective action shall be taken promptly and such items completed by the Contractor at no cost to the Purchaser. When:

               (i)   the outstanding corrective action has been taken;

               (ii)  all outstanding items have been delivered and approved; and

               (iii) the  conditions  described in Section 32.2 hereof have been satisfied,

               the Purchaser shall issue a Certificate of Provisional Acceptance. Upon such issuance, title and risk to the remainder of the System shall pass to the Purchaser and the provisions of
               Section 32.2(b) shall apply.

          (c) NO RELIEF. The issuance of a Certificate of Commercial Acceptance shall in no way relieve the Contractor from its obligation to provide a System complying with the technical and other requirements of this Contract and, in particular, any deterioration or Defects in the System occurring or becoming known between the date of issuance of such Certificate and the date of issuance of a Certificate of Provisional Acceptance shall be corrected at the sole expense of the Contractor.

    32.4. FAILURE TO ACHIEVE PROVISIONAL OR COMMERCIAL ACCEPTANCE. If neither a Certificate of Provisional Acceptance nor a Certificate of Commercial Acceptance is issued due to the existence of Defects with respect to the System or the Work, the Purchaser shall, without prejudice to any of its other rights and remedies under this Contract, issue a list detailing such Defects and advise the Contractor of a period of time in which such Defects shall be remedied to the satisfaction of the Purchaser. The Contractor shall issue an additional commissioning report similar in form and substance to the Initial System Commissioning Report to the Purchaser after all actions required to remedy such Defects have been taken by the Contractor and such report shall be considered in accordance with the provisions of Section 32.1 hereof.

    32.5. FINAL ACCEPTANCE. The Purchaser shall issue to the Contractor a "CERTIFICATE OF FINAL ACCEPTANCE" in respect of the System within ten
          (10) Days after the date on which all of the following conditions have, in the Purchaser's judgment, been satisfied in full:

          (a)  the Purchaser has issued a Certificate of Provisional Acceptance;

          (b)  during the period since the RFPA Date:

               (i)   the System  has continuously  performed in  accordance with
                     the Technical   Requirements,   including   the   Technical
                     Specification;

               (ii)  there has been no component failure; and

               (iii) the  Contractor  fully  discharged  all of  its obligations comprising the Work on the System;

          (c) the Warranty Period applicable to each component of the System has expired and there are no Warranty claims outstanding with respect thereto;

          (d) any and all items on all Punch Lists relating to the System have been completed;

          (e) the Purchaser has received the Certificate of Payment and Final Release;

          (f) the System has achieved during the Final Acceptance Test and conforms with the specifications set forth in the Technical Specifications, including the Design Life Performance Standards, as of the Final Acceptance Date; and

          (g) the Purchaser has received such other documentation as the Purchaser or any Financing Party may have reasonably requested to establish the Contractor's satisfaction in full of its obligations relating to the System.

    SECTION 33. WARRANTIES

    33.1. GENERAL WARRANTIES.

          (a) WARRANTIES. Notwithstanding the System having been provisionally accepted by the Purchaser and without prejudice to any other warranty made by the Contractor hereunder, the Contractor warrants until the expiration of the Warrant Period to the Purchaser that the System shall (each of the following, a "GENERAL WARRANTY"):

               (i) be free from Defects in design, materials, construction and workmanship;

               (ii) not develop any pattern of failure or degradation that would be likely to cause the System to fail to meet the Design Life Performance Standards;

               (iii) be fit for the  particular  use  described in the Technical
                     Specification; and

               (iv)  meet   the   Technical   Specifications   and   all   other
                     requirements of this Contract.

          (b) REPAIR GENERALLY. If at any time within any applicable Warranty Period any Defect occurs in the System as a result of a failure of a Warranty,

               (i) and such Defect causes the System to fail to meet the Technical Specifications, the Contractor shall promptly repair or replace such part or parts thereof to the satisfaction of the Purchaser without any charge to the Purchaser; or

               (ii) while the System is meeting  the  Technical  Specifications, the Contractor shall, at the direction of the Purchaser, either:

                    (A)  replace any Defective Work immediately; or

                    [REDACTED]

                    PROVIDED that the Contractor shall not be responsible for any cost or expense relating to any repair cableship necessary for installation, de-installation or otherwise required to effect repairs of any Defect occurring after the first two (2) years of the applicable Warranty Period. The Contractor shall make every reasonable effort to minimize the period of time to repair or replace any faulty unit or equipment and to deliver such unit or equipment, as repaired or replaced, to the Purchaser.

          (c)  REPLACEMENT ONLY. If during any applicable Warranty Period:

               (i) based on analysis pursuant to Section 33.1(g) hereof, related or substantially similar defects are found on repeated occasions in any part of the System; or

               (ii) any other  pattern of failure or pattern of  degradation  is likely to cause any part of the System to fail to meet the Design Life Performance Guarantees over the System Design Life,

               then, in either case, at the request of the Purchaser, each such part shall not be repaired but shall be replaced by a new part.

          (d) OUT OF SERVICE. The Contractor shall make every reasonable effort to minimize the period of time that the System is out of service for repair and testing. For failures or any situations that cause or risk an outage of the System, the Contractor shall initiate a corrective intervention immediately after receipt of notice from the Purchaser.

          (e) REPAIR BY THE PURCHASER. Upon any breach of any General Warranty of the Contractor occurring during the applicable Warranty Period, the Purchaser may, to the extent that the Contractor has failed to (i) make prompt repair or replacement, or (ii) minimize System out-of-service time for testing and repair, arrange for the repair or replacement of any Defective Work and the Contractor shall reimburse the Purchaser for the cost of repairs or replacements, including the cost of chartering cableships, remotely operated vehicles and other repair equipment; provided that the Contractor shall not be responsible for any cost or expense relating to any repair cableship or equipment necessary for installation, de-installation or otherwise required to effect repairs of Defects occurring after the first two (2) years of the applicable Warranty Period. The Purchaser agrees to (i) give the Contractor prompt notice of any such repair undertaking, (ii) coordinate its repair activities with those of the Contractor, and (iii) comply with the Contractor's repair policies delivered to the Purchaser, and the Contractor shall be permitted to have a representative on board to observe at-sea repairs to the extent accommodation is available and the repair ship's sailing or the repair will not be delayed. The Contractor shall, at the Purchaser's option, also repair or replace any such recovered defective part or parts and return the same to the cable depot nominated by the Purchaser at the Contractor's expense in lieu of reimbursement for the use of the Purchaser's spares for replacement. Any repair by the Purchaser shall not in any way diminish the Contractor's obligations under this Section 33.

          (f) REPAIRED OR REPLACEMENT PARTS. Each defective part repaired or replaced pursuant to this Section 33 (a "REPLACEMENT ITEM") shall itself be subject to the provisions of this Section 33 (including this Section 33.1), and shall be warranted from the date of repair or replacement, as applicable, until a date five (5) years thereafter; provided that the Warranty Period applicable to any Replacement Item shall in no case exceed seven (7) years from the RFPA Date.

          (g) INVESTIGATION. The Contractor shall investigate, at its sole cost and expense, any defective part or parts repaired or replaced pursuant to this Section 33 to determine, to the reasonable satisfaction of the Purchaser, the type of defect and the cause of failure of the part or parts. The Contractor shall provide a descriptive written report to the Purchaser on the results of the investigation, the type of defect found and, when appropriate, the repair carried out on such defective part or parts. The Contractor shall also state whether the type of defect and the cause of the failure are expected to occur elsewhere in the System; PROVIDED that the Contractor's determination shall not be conclusive for the purposes of Section 33.1(c) hereof.

          (h) THE PURCHASER'S EXPENSES. The Contractor shall pay to the Purchaser all the expenses (if any) incurred by the Purchaser in testing or examining any part of the System for the purpose of or in connection with this Section 33 or in or about or in connection with the correction, replacement or repair of any part of the System.

    SECTION 34. ASSIGNMENT AND SUBCONTRACTING

    34.1. GENERALLY. The Contractor shall not, without the prior written consent of the Purchaser, assign this Contract or Subcontract any part of the Work, or assign, mortgage, charge or encumber any of the moneys due or becoming due under this Contract, or any other benefit or obligation whatsoever arising, or that may arise under this Contract. The Contractor shall not be relieved of responsibility under this Contract for such parts of the Work as are assigned or Subcontracted. The Subcontractors as of the date hereof are set forth on Appendix 8.

    34.2. SUBCONTRACTS. The Contractor shall ensure that each Subcontract shall contain:

          (a) provisions allowing the Purchasers and its designees reasonable access to all plants, offices and Sites in accordance with
               Section 21 hereof;

          (b) provisions stating that the Subcontractor shall have no rights against the Purchaser and shall not file any Lien (equitable or otherwise) against the Purchaser, the System or any of the Work or Supplies; and

          (c) such other provisions of this Contract as prudently should be made applicable to such Subcontract or Subcontractor in order to permit the Contractor to fulfill its obligations hereunder or otherwise give full effect to the provisions of this Contract.

    34.3. EXISTING SUBCONTRACTS. The Contractor represents, warrants and covenants that all Subcontracts entered into by the Contractor on or prior to the date hereof contain, or shall be amended to contain, provisions addressing the matters set forth in Section 34.2 hereof.

    34.4. BREACH. If the Contractor commits any breach of this Section 34, any assignment, mortgage, charge, encumbrance or Subcontract in contravention of this Section 34 shall, as against the Purchaser, be null and void and of no force and effect, and may be ignored by the Purchaser. The Contractor shall protect, defend, indemnify and keep indemnified the Purchaser against all Losses suffered or incurred by the Purchaser arising out of or related to such assignment, mortgage, charge, encumbrance or Subcontract.

    34.5. SUBCONTRACTOR ASSIGNMENT. The Contractor shall make reasonable efforts so that its Subcontracts include provisions permitting the assignment of that Subcontract to the Purchaser upon a Termination For Default or Take Over.

    SECTION 35. THE CONTRACTOR'S PERSONNEL

          The Contractor shall employ, and shall ensure that its Subcontractors employ, for Work to be performed in connection with this Contract only such persons who are careful, suitably skilled and experienced. The Purchaser, or its designee, may object to and direct the Contractor to remove any person employed by the Contractor or any Subcontractor and such person shall be removed within a reasonable period of time and shall not be employed again for any portion of the Work without the prior approval of the Purchaser's Representative.

    SECTION 36. THE PURCHASER'S STAFF

    36.1. GENERALLY. Where the Technical Requirements provide for stipulated Work to be carried out by the Purchaser, such Work shall be carried out in the manner and with the responsibilities as defined therein. Such participation by any of the Purchaser's staff (or any other Person designated by the Purchaser by contract or otherwise) in the Work shall not be construed as relieving the Contractor of its responsibility for the design, quality and performance of the System.

    36.2. LIMITATIONS. Where any of the Purchaser's staff (or any other Persons designated by the Purchaser by contract or otherwise) participate in the Work, they shall remain officers, partners, employees or agents and under the administrative control of the Purchaser. The Contractor shall not be liable for any negligent act or omission of such staff, agents or designees, but if in giving instructions to be carried out by any such Persons, or by omitting to give such instructions, the Contractor fails to use proper skill and care, the Contractor shall be deemed to have been negligent and shall be liable for the consequence of such negligence.

    SECTION 37. TITLE

    37.1. TITLE TO SUPPLIES. The absolute and exclusive right, title and interest to each item of Supply intended for use in the System shall vest in and be the absolute property of the Purchaser from the moment that the Contractor Invoice (together with all documentation required under Section 13.4 hereof) for the Progress Payment in respect of such Supply is submitted to the Purchaser and such Contractor Invoice is paid by the Purchaser subject to the Purchaser's rights under Section
          13.5. The Contractor represents and warrants that the Purchaser shall at that time acquire good and clear title to such Supply, free and clear of all Liens. When held at any Site, such Supply shall be identified as clearly as possible by the prominent display of notices and by marking as being the property of the Purchaser. The Contractor shall ensure that the relevant books of account are suitably annotated, and shall allow the Purchaser access to the premises and records in order to check that such identification has been carried out.

    37.2. REMOVAL OF LIENS. The Contractor shall secure the removal of any Lien (other than Purchaser Liens) on the Work and Supplies within thirty
          (30) Days after obtaining notice thereof. If any Lien (other than Purchaser Liens) is not discharged, satisfied or released within such 30 Days or such earlier time as may be necessary in order for the Purchaser to avoid being damaged thereby, the Purchaser may, upon notice to the Contractor of its intention to do so, apply any funds withheld or moneys to become due to the Contractor hereunder to satisfy, discharge or secure the release (including by posting a bond) of such items. Any such application by the Purchaser shall be deemed payment to the Contractor. Any additional expense incurred by the Purchaser as a result of the Contractor's breach of any provision of this Section 37.2 shall be borne by the Contractor.

    37.3. NO RELEASE OF THE CONTRACTOR. The transfer of title shall not absolve or release the Contractor from its obligations and liabilities under this Contract. The Contractor shall be deemed the bailee of such Supplies and shall remain liable to the Purchaser therefor and shall bear the risk of loss or damage thereto, until the risk of loss thereof has passed to the Purchaser in accordance with Section 41 hereof.

    37.4. TITLE TO THE SYSTEM. Upon:

          (a) the issuance of a Certificate of Provisional Acceptance or a Certificate of Commercial Acceptance in accordance with Section 32 hereof; or

          (b) termination, in whole or in part, of this Contract or the Contractor pursuant to Sections 24 or 27 hereof,

          absolute and exclusive right, title and interest to any part of the System that has not previously passed to the Purchaser under Section
          37.1 hereof (other than Work being completed pursuant to Section 28.1(h) hereof) shall thereupon pass to the Purchaser; PROVIDED,

          HOWEVER that, with respect to a Termination For Convenience, such title shall not pass to the Purchaser until the Termination Payment (Convenience) has been paid. The Contractor represents and warrants that the Purchaser shall acquire good and clear title thereto, free and clear of all Liens.

    SECTION 38. REPRESENTATIONS AND WARRANTIES

    38.1. THE CONTRACTOR'S REPRESENTATIONS AND WARRANTIES. The Contractor hereby represents and warrants that:

          (a) ORGANIZATION; POWER AND AUTHORITY. It is a corporation duly organized, validly existing and in good standing under the Laws of France and is qualified to do business in all jurisdictions, including the United Kingdom, the Netherlands and France, in which the nature of the business conducted by it makes such qualification necessary, and has all requisite legal power and authority to execute this Contract and to perform the terms, conditions and provisions thereof.

          (b) AUTHORIZATION. The execution and delivery by the Contractor of this Contract has been duly authorized by all requisite corporate action.

          (c) ENFORCEABILITY. This Contract constitutes the legal, valid and binding obligation of the Contractor, enforceable in accordance with the terms thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

          (d) NO CONFLICT. Neither the execution, delivery or performance by the Contractor of this Contract, nor the consummation of the transactions contemplated thereby, will result in:

               (i) a violation of, or a conflict with, any provision of the organizational documents of the Contractor;

               (ii) a contravention  or breach of, or a default under,  any term or provision of any material contract, agreement or instrument to which the Contractor is a party or by which it or its property may be bound, which contravention, breach or default could be reasonably expected to have a material adverse effect on the ability of the Contractor to perform its obligations under this Contract to consummate the transactions contemplated by this Contract; or

               (iii) a violation by the Contractor of any Law.

          (e) NO VIOLATION OF LAW. It is not in violation of any Law promulgated, or judgment entered, by any governmental authority, which violations, individually or in the aggregate, would adversely affect it or its performance of any obligations hereunder.

          (f) LITIGATION. There are no actions, suits or proceedings, now pending or (to its best knowledge) threatened against it before any court or administrative body or arbitral tribunal that might materially adversely affect the ability of the Contractor or any Subcontractor to perform its obligations hereunder.

          (g) LICENSES. It will hold all national, provincial, local and other Permits required to allow it to operate or conduct its business now and as contemplated by this Contract.

          (h)  QUALIFICATIONS. It has:

               (i) examined the Contract Documents thoroughly and has become familiar with their terms;

               (ii) full experience and proper qualifications to perform the Work and to construct the System; and

               (iii) ascertained  the  nature  and  location  of the  Work,  the character and accessibility of the System build-out, the existence of obstacles to construction, the availability of facilities and utilities, the location and character of existing or adjacent work or structures and other general and local conditions (including labor, safety and environmental) that might affect its performance of the Work or the Contract Price.

    38.2. THE PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Purchaser hereby represents and warrants that:

          (a) ORGANIZATION; POWER AND AUTHORITY. It is a corporation duly organized, validly existing and in good standing under the Laws of Delaware and is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, and has all requisite legal power and authority to execute this Contract and to perform the terms, conditions and provisions thereof.

          (b) AUTHORIZATION. The execution and delivery by the Purchaser of this Contract has been duly authorized by all requisite corporate action.

          (c) ENFORCEABILITY. This Contract constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with the terms thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and to the extent that the remedies of specific performance, injunctive relief and other forms of equitable relief are subject to equitable defenses, the discretion of the court before which any proceeding therefor may be brought, and the principles of equity in general.

    SECTION 39. CONSENT TO JURISDICTION

    The Parties hereto agree that, without limiting the ability of either Party to appeal an order of any such court, the United States District Court for the Southern District of New York and state courts located in the State of New York shall have exclusive jurisdiction to enforce the terms of this Contract and to decide any claims or disputes that may arise or result from, or be connected with, this Contract and any superseding agreement, any breach or default hereunder or thereunder, or the transactions contemplated herein or therein. Any and all claims, actions, causes of action, suits or proceedings relating to the foregoing shall be filed and maintained only in such courts, and the Parties hereto hereby irrevocably consent and submit to the jurisdiction of such courts. If an action, suit or proceeding is instituted in the United States District Court for the Southern District of New York or a state court located in the State of New York, each Party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that:

          (a)  it is not subject personally to the jurisdiction of such court;

          (b) such action, suit or proceeding is brought in an inconvenient forum;

          (c)  the venue of such action, suit or proceeding is improper; or

          (d) this Contract and any superseding agreement or the subject matter hereof or thereof may not be enforced in or by such court.

    Any and all service of process, and any other notice in any such action, shall be given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such a Party as herein provided. The Parties agree to and submit to enforcement of interim judgments issued in any such court.

    SECTION 40. INDEMNIFICATION

    40.1. GENERALLY. The Contractor shall be liable for, and shall indemnify, protect, defend and hold harmless each Purchaser Person from and against, all Losses:

          (a) in respect of any injury to, or death or disease of, any person, or any damage to, or loss of use of, any property or asset based upon, arising under or otherwise related to the act, omission or negligence of any Contractor Person in connection with the performance of this Contract; or

          (b)  arising  in   connection   with  any   infringement   or  claimed
               infringement  of  intellectual  property  rights as  described in
               Section 12.1 hereof; or

          (c) arising from any act or omission of any Contractor Person that violates any Law; or

          (d) to the extent not covered by items (a) through (c) above, in respect of any injury to, or death or disease of, any person, or any damage to, or loss of use of, any property as a result of the discharge or presence of any environmentally hazardous substance, which discharge or presence was caused in any manner by the act, omission or negligence of any Contractor Person in connection with the performance of this Contract; or

          (e) suffered or incurred as a result of the breach of any of the Contractor's General Warranties.

               except for such Losses (i) solely due to the willful misconduct or gross negligence of such Purchaser Person, or (ii) representing consequential, special or indirect damages arising from the interruption of telecommunications services provided by the Purchaser, its contractors, representatives, agents, lessees, customers and correspondents.

    40.2. WAIVER. The Contractor shall not make any claim or demand or commence or prosecute any proceeding against any Purchaser Person with respect to any of the matters referred to in Section 40.1 hereof, and hereby waives all causes of action, rights and remedies in connection therewith.

    SECTION 41. RISK OF LOSS

    41.1. GENERALLY. Notwithstanding that title in whole or in part to the Supplies or Work may have passed to the Purchaser pursuant to Section 37 hereof, the Contractor shall retain the risk of loss and remain and be responsible to the Purchaser to make good for loss or damage to the System or such Supplies or Work arising from any cause (other than the negligent or willful acts or omissions of the Purchaser) whatsoever as follows:

          (a) For Supplies or Work generally (other than spare parts), from the date hereof until (i) the RFPA Date, or (ii) the issuance of a Certificate of Commercial Acceptance (but only to the extent that such Supplies or Work constitute part of the RFCS Portion), whichever is earlier, in accordance with Section 32 hereof; and

          (b) For Supplies or Work that are spare parts, from the date hereof until such spare parts are delivered to cable depots or made available at a port for transfer to a cable maintenance vessel, in either case, in accordance with the Purchaser's instruction.

    41.2. PAYMENTS TO THE PURCHASER. Where the Contractor has not, either in accordance with the terms of this Contract or otherwise, without cost or expense to the Purchaser, corrected any damage to the System or any portion thereof with respect to which it retains the risk of loss, the Contractor shall pay to the Purchaser compensation equal to the expenses reasonably incurred by the Purchaser of correcting such damage or other loss. This Section 41 is without prejudice to the obligations of the Contractor under any other provision of this Contract.

    SECTION 42. INSURANCE

    42.1. TYPES OF INSURANCE. The Contractor shall, at its own expense, provide insurance to the reasonable satisfaction of the Purchaser until the RFPA Date (except, in the case of property insurance on the Work, to the extent that the Contractor no longer has the risk of loss thereof as provided in Section 41 hereof), for all risks normally insurable and insured in accordance with industry standards relating to the Work or Supplies or covered in this Contract. Such insurance shall be in the name of the Contractor and, to the extent available, shall include the Purchaser as a joint insured or as an additional insured, as applicable, and shall include the following:

          (a) ALL RISKS PHYSICAL DAMAGE INSURANCE COVERING THE WORK AT THE CONTRACTOR'S PREMISES. This insurance shall be written on a replacement cost basis for the full value at risk. This coverage may terminate when the last shipment of the completed Work is loaded on board any vehicle or carrier for the purpose of transportation from the Contractor's premises.

          (b) CARGO AND INSTALLATION ALL RISKS ON GOODS OF THE CONTRACT. The Contractor shall procure and maintain in force an insurance contract written on the latest edition of the Institute Cargo Clauses "A" (All Risks Form), modified if required to pick up the installation exposures. This insurance is to cover the cable and equipment from the point where the insurance required under
               Section 42.1(a) hereof ceases, and to continue until the RFPA Date. Such insurance shall include the perils of jettison, loss overboard, due and labor. The limit of such insurance shall be not less than the replacement value of any one shipment at any time.

          (c) WORKER'S COMPENSATION INSURANCE. From the date hereof until the RFPA Date, the Contractor shall, at its own expense, maintain a policy of insurance with an insurer nominated by it that shall indemnify the Parties from and against all liability, loss, cost, expense, claim or proceedings under any legislation relating to workers' compensation or employers' liability or under any applicable Law with respect to any accident or injury to, or death of, or any liability to, workers (as designated in such legislation) and other persons employed by the Contractor in or about or in connection with the Work and the performance of the Contractor's obligations under this Contract. This insurance shall cover all employees and servants of the Contractor for all compensation and other benefits required by any applicable Law or by Governmental Authority in respect of injury, death, sickness or disease. The territorial restriction shall be amended so that employees working at sea or in the area of operation are not excluded.

          (d) EMPLOYER'S LIABILITY INSURANCE. This insurance shall cover claims presented by or on behalf of employees or servants of the Contractor and related to employer's liability, whether the claim arises under statute or maritime Law or otherwise. [REDACTED]

          (e) CHARTERER'S LIABILITY. To the extent applicable hereunder, this coverage shall cover the legal and contractual liability of the Contractor as charterer of a vessel. The limit of liability of this coverage shall be appropriate to the vessel chartered and the coverage shall include any loss, damage or expense, including demurrage, removal of wreck, collision liability or any other consequential loss or damage resulting from an accident involving any chartered vessel used by the Contractor in the performance of this Contract. This insurance shall include claims for Protection and Indemnity as well as War Protection and Indemnity, loss or damage to any chartered vessel including claims related to detention or delay and the consequences thereof. It should also provide recovery for liability in respect of general average and salvage charges as well as legal expenses and costs incurred with underwriter's approval in defending or investigating claims.

          (f) INSURANCE COVERAGE TO BE MAINTAINED BY SHIPOWNER. The Contractor shall require the shipowner to provide and maintain in force during the charter period the following coverage:

               (i) Protection and Indemnity coverage from one of the recognized Protection and Indemnity Associations as per Standard Rules with an unlimited liability for general Protection and Indemnity Risks [REDACTED] for each vessel owned or chartered by the Contractor and used in the performance of this Contract; and

               (ii) Hull and Machinery  Insurance  coverage  (including War Risk coverage, as applicable) on full conditions for a limit of no less than the actual value of each vessel owned or chartered by the Contractor and used in the performance of this Contract. The territorial warranties of the policy shall include the planned cable route.

               Coverage described under clauses (i) and (ii) above shall be extended to pick up losses and exposures of any sub-sea equipment (sea plow, remotely-operated vehicle or the like) that the Contractor may be using in the performance of the Work.

    42.2. NOTICE OF CANCELLATION. All of the insurance coverages shall provide that, prior to any cancellation or material change thereto initiated by the insurers, a thirty (30) Day written notice shall be forwarded to the Purchaser.

    42.3. COPIES. At the Purchaser's request, the Contractor shall furnish the Purchaser with certified copies of insurance policies or certificates of insurance that provide sufficient information to verify that the Contractor has complied with the insurance requirements under this Contract.

    42.4. FAILURE TO MAINTAIN INSURANCE. If the Contractor fails to effect or keep in force any of the insurance required by this Section 42, the Purchaser may, without prejudice to any other rights it may have under this Contract, effect and keep in force any such insurance and pay the premium due or take out new insurance satisfactory to the Purchaser, in which event any amounts so paid by the Purchaser shall become immediately due and payable by the Contractor to the Purchaser. Should the Contractor fail to make any payment to the Purchaser upon its request therefor, the Purchaser may deduct the amount of such payment from any payment that is, or may become, due to the Contractor.

    42.5. COMPLIANCE WITH POLICIES. The Contractor shall comply with all terms, conditions and guaranties contained in all policies relating to the insurance required by this Section 42 and shall provide to the Purchaser copies of certificates of insurance, and all other evidence, including information from insurance brokers and insurers, that the Purchaser may reasonably request to demonstrate compliance with the terms of this Article 42.

    42.6. CLAIM INFORMATION. The Contractor shall notify the insurers promptly and shall supply all necessary information concerning any occurrence that may give rise to a claim under the above insurance policies in order to expedite the processing of the claim.

    42.7. REMEDY OF LOSS OR DAMAGE. Following a loss or damage, the Contractor shall remedy any such loss or damage with due diligence and dispatch and shall not wait for any insurance proceeds to effect the repairs.

    42.8. INSOLVENCY OF INSURERS. The insolvency, liquidation, bankruptcy or failure of any insurer providing insurance for the Contractor or any Subcontractor, or failure of any such insurer to pay claims accruing, shall not be considered a waiver of, nor shall it excuse the Contractor from complying with, any of the provisions of this Contract.

    SECTION 43. DOCUMENTS, INFORMATION AND CONFIDENTIALITY

    43.1. GENERALLY. All drawings, diagrams, specifications and any other information to be provided by the Contractor to the Purchaser under this Contract shall be supplied by the Contractor in accordance with the specified procedures and schedules set forth in the Technical Requirements (including the Technical Specification). The Contractor shall be solely responsible for any delay resulting from failure on its part to provide such drawings, diagrams, specifications or other information to the Purchaser within the times required.

    43.2. THE CONTRACTOR TO RETAIN DRAWINGS. All drawings and documents held by the Contractor at the RFPA Date shall be retained by the Contractor during the Warranty Period to enable the Contractor to supply any replacement parts or extensions to the System if these shall subsequently be required. At the Purchaser's request, the Contractor shall provide the Purchaser with access to all such documents.

    43.3. CONFIDENTIALITY.

          (a) GENERALLY. All drawings, diagrams, specifications or other information supplied in connection with this Contract by or on behalf of either Party (such disclosing Party or person acting on its behalf, the "DISCLOSING PARTY") to the other Party (such recipient Party, together with its directors, officers, employees, agents or subcontractors or any of their respective directors, officers, employees, agents or subcontractors, the "RECIPIENTS") shall be used solely in assisting the Recipients in performance of this Contract and shall not be disclosed by such Recipients to any third party without the prior written consent of the Disclosing Party, except as expressly permitted under clause (b) of this Section 43.3. Each Party hereto shall ensure that each potential Recipient under its control or acting on its behalf in connection with this Contract is subject to appropriate confidentiality undertakings with respect to all information disclosed hereunder.

          (b) Notwithstanding the absence of the Disclosing Party's prior written consent, any Recipient may disclose information furnished hereunder:

               (i) as necessary for the performance of this Contract (and then only under conditions of confidentiality as set forth herein);

               (ii)  as required by Law or pursuant to court order;

               (iii) if it is or becomes  generally  available  to the public by publication or otherwise, other than by disclosure in violation of this Section 43;

               (iv) if it was within any Recipient's possession prior to being furnished to a Recipient by or on behalf of the Disclosing Party;

               (v)   if  it   becomes   available   to   the   Recipient   on  a
                     nonconfidential basis; or

               (vi) if it was independently developed by the Recipient without reference to the information provided by or on behalf of the Disclosing Party.

               To the extent practicable, any Recipient shall give reasonable advance notice to the Disclosing Party prior to any disclosure pursuant to Section 43.3(a)(ii) hereof.

          (c) TITLE TO INTELLECTUAL PROPERTY. The copyright and all other forms of intellectual property in all drawings, specifications and data issued by either Party in connection with this Contract shall remain the property of that Party; PROVIDED that any drawings, specifications and data relating specifically to the System (as distinguished from the Contractor's standard products and services) provided by or on behalf of any Contractor Person to the Purchaser shall become the property of the Purchaser and the Contractor hereby assigns to the Purchaser all of its right, title and interest, that now exists or may arise in the future, in and to such drawings, specifications and data. The Purchaser shall have the right to use and reproduce all drawings, diagrams and specifications and other information provided by or on behalf of the Contractor for its own use in connection with the operation, marketing and maintenance of the System and interconnection with other systems, but not for other commercial purposes.

    SECTION 44. PUBLICITY

    No publicity relating to this Contract or the Work shall be published in any newspaper, magazine, journal or any other written, oral or visual medium without the prior written approval of the Purchaser's Representative.

    SECTION 45. CORRUPT GIFTS AND THE PAYMENT OF COMMISSIONS

    45.1. GIFTS, ETC. The Contractor:

          (a)  represents and warrants that no Contractor Person has; and

          (b)  covenants that no Contractor Person shall,

          offer or give or agree to give to any Purchaser Person any gift, commission, rebate or consideration of any kind as an inducement or reward for doing, influencing or carrying out any act in relation to the obtaining or execution of this Contract or for showing any favor or disfavor to any Person in relation to this Contract.

    45.2. PAYMENTS. The Contractor covenants that neither it, nor any other Contractor Person, shall, directly or indirectly:

          (a) offer, pay, promise to pay or authorize the payment of any money, or offer, give, promise to give or authorize the giving of anything of value to any foreign (non-U.S.) government official or any foreign political party, official thereof or candidate for political office for purposes of influencing any act or decision of such government official or political party, official or candidate, or inducing such government official or political party, official or candidate to use its or its influence with the government or instrumentality thereof to influence any act or decision of such government or instrumentality;

          (b) offer, pay, promise to pay or authorize the payment of any money, or offer, give, promise to give or authorize the giving of anything of value to any Person while knowing or having a reason to know that all or a portion of such money or thing of value will be offered or given to any such government official or any such political party, official thereof or candidate for political office for purposes of influencing any act or decision of such government official or political party, official or candidate, or inducing such government official or political party, official or candidate to use its or its influence with respect to any act or decision of such government or instrumentality;

          (c) use fictitious, inflated, duplicate, anonymous, inadequate, unrecorded or otherwise false accounts, transfers, records, reports, documents or bookkeeping entries for the purpose of (i) concealing, mislabeling, misstating, omitting or otherwise falsifying the existence, source or application of funds for the uses proscribed by Section 45.2(a) or 45.2(b) hereof, (ii) excluding them from the Purchaser's usual system of financial accountability or (iii) obtaining approval by the Purchaser of any activities proscribed by Section 45.2(a) or 45.2(b) hereof.

    45.3. FOREIGN CORRUPT PRACTICES ACT. The Contractor acknowledges that the prohibitions set forth in Section 45.2 hereof conform to the requirements of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and shall apply to all activities of each Contractor Person, notwithstanding the fact that such activities may be permitted by the standards or customs of countries other than the United States.

    45.4. PERMITTED ACTIVITIES. Section 45.2 hereof does not prohibit:

          (a) the normal extension of those common courtesies and social amenities (including meals, holiday gifts and tips of nominal amounts) consistent with ethical business practices that are offered and received on a basis of friendship or hospitality, and without the expectation of anything in return, and are of too little value, duration or frequency to give even the appearance of impropriety; PROVIDED that the cost thereof is properly identified and disclosed on the books of the Purchaser;

          (b) the payment of commissions or fees to responsible and qualified consultants, agents, marketing representatives, attorneys and others for necessary and legitimate services actually performed; PROVIDED that the amount paid is reasonably related to the value of such services or the benefits resulting therefrom;

          (c) payments to Persons whose duties are essentially ministerial or clerical, which are not intended to influence the misuse of official position, but rather are intended to encourage the lawful use of official position to expedite a matter or to act with respect to matters not involving any discretion; or

          (d) any payment to a government official, employee or agency that is specifically required by Law, regulation or decree equally applicable to all similarly situated companies.

    45.5. MATERIALITY. Breach of this Section 45 may render the Contractor, its Subcontractors and agents liable to punishment by Law, and any such breach shall constitute an Event of Default.

    SECTION 46. RELATIONSHIP OF THE PARTIES

    46.1. GENERALLY. The relationship between the Parties shall not be that of partners or joint venturers and nothing herein contained shall be deemed to constitute a partnership or joint venture among them. Neither Party shall have authority or power to act unilaterally as agent for the other.

    46.2. NO OBLIGATIONS OF THE PURCHASER TO SUBCONTRACTORS. No Subcontractor or any of its employees, representatives or agents shall be deemed or construed to be employees, representatives or agents of the Purchaser. No Subcontractor shall be deemed a third-party beneficiary of, or have any interest in, this Contract.

    SECTION 47. NOTICES

    47.1. METHODS AND EFFECTIVENESS. All notices, requests, consents and other communications hereunder (each, a "Notice") shall be in writing and shall be delivered by one or more of the following methods:


           METHOD                          DATE OF EFFECTIVENESS
           ======                          =====================
           Personal delivery               Date delivered

           Facsimile with return           Date sent
           confirmation of transmission

           Nationally recognized           Business day after the date sent if
           overnight courier  service      within  the same  country, otherwise
                                           the date delivered

           First-class  certified  mail,   Fifth day after the date sent
           postage prepaid and return
           receipt requested


    47.2. ADDRESSES. Unless otherwise notified in writing, for the purposes of this Section 47, the addresses and facsimile numbers of the Parties are:

          (a)  THE CONTRACTOR. If to the Contractor, at the following addresses:

                Alcatel Submarine Networks
                30 Rue Pierre Beregovoy
                BP 309, 92111 Clichy Cedex
                FRANCE
                Attention:  Charles Matthews
                Telephone:  +33-1-4756-6852
                Facsimile:  +33-1-4756-6569

          (b)  THE PURCHASER. If to the Purchaser, at the following address:

                Viatel Global Communications, Ltd.
                800 Third Avenue
                New York, New York 10022
                Attention: General Counsel
                Telephone: 212-350-9225
                Facsimile: 212-350-9250

          or to such other place and with such other copies as either Party may designate as to itself by written notice to the other Party.

    47.3. ENGLISH LANGUAGE. Except where otherwise provided, all documents relating to this Contract and all communications between the Parties shall be in the English language.

    SECTION 48. DISPUTE RESOLUTION

    48.1. MUTUAL DISCUSSIONS. If a dispute or difference of any kind whatsoever shall arise between the Parties in connection with, relating to or arising out of this Contract, including the interpretation, performance, non-performance or termination of this Contract, the Parties shall attempt to settle such dispute in the first instance by mutual discussions between the Project Manager and the Purchaser's Representative.

    SECTION 49. NO CONFLICTS

    The Contractor represents and warrants that it has not, nor will it hereafter enter into, any contract with any customer, and has not, and will not, take or omit any action, in either case that could jeopardize its ability to perform its obligations under this Contract.

    SECTION 50. MISCELLANEOUS

    50.1. HEADINGS. For the purposes of interpretation, the headings of the Sections hereof shall not be deemed to form part of this Contract.

    50.2. GOVERNING LAW. This Contract shall be construed and governed in accordance with the Laws in force in the State of New York, United States, applicable to agreements made and to be performed wholly within such State.

    50.3. SEVERABILITY. If any provision of this Contract shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Contract, but rather the entire Contract shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and rights and obligations of the Purchaser and the Contractor shall be construed and enforced accordingly.

    50.4. INTEGRATION.  This  Contract  supersedes  all  prior  oral or  written
          understandings   between  the  Parties  and,  constitutes  the  entire
          agreement with respect to the subject matter of this Contract.

    50.5. AMENDMENTS AND WAIVERS.

          (a) AMENDMENTS. This Contract and any of its provisions may be amended, supplemented or otherwise modified by another agreement in writing signed by a duly authorized person on behalf of each Party.

          (b) WAIVERS. Any provision of this Contract may be waived if, and only if, such waiver is in writing and signed by the Party against whom the waiver is to be enforced. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

    50.6. FURTHER ASSURANCES. The Contractor shall provide any and all such cooperation and assistance as the Purchaser may reasonably request in connection with the implementation of this Contract and the engineering, procurement and construction of the System. Specifically, the Contractor shall promptly provide any technical, engineering, financial or other information that the Purchaser is entitled to under this Contract, whenever requested by the Purchaser, including in connection with any requests by, filings to, or regulatory requirements of, Governmental Authorities.

    50.7. COUNTERPARTS. This Contract may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original. Such counterparts together shall constitute but one Contract.

    50.8. SUCCESSORS AND ASSIGNS. This Contract shall be binding upon, and is solely for the benefit of, each Party, its successors and permitted assignees. The Purchaser may assign its interest in this Contract without the consent of the Contractor to any affiliate or group of affiliates (after providing to Contractor reasonable assurance of the ability of such affiliate to fulfill the obligations including payment obligations, of the Purchaser hereunder) or, with the consent to the Contractor (not to be unreasonably withheld or delayed), to Bechtel. The Contractor may not assign its interests in this Contract without the written consent of the Purchaser.

    50.9. NO THIRD PARTY BENEFICIARIES. Nothing in this Contract is intended to confer upon any Person other than each Party, its successors and permitted assignees any rights or remedies of any nature whatsoever under or by reason of this Contract.

   50.10. UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Contract.

   50.11. REMEDIES CUMULATIVE. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

          IN WITNESS WHEREOF, the Parties have duly executed this Contract as of the date first set forth above.

ALCATEL SUBMARINE NETWORKS S.A.


By /S/ TERENCE L. HOUGHTON
  ------------------------------------
    Name:   TERENCE L. HOUGHTON
    Title:  MANAGER, BUSINESS STRATEGY


VIATEL GLOBAL COMMUNICATIONS, LTD.


By /S/ SHELDON M. GOLDMAN
  ------------------------------------
    Name:  SHELDON M. GOLDMAN
    Title: SENIOR VICE PRESIDENT

                                  DEFINED TERMS



     "AFFILIATE" of any Person means any other Person that, directly or indirectly through one or more intermediaries, controls the first Person, or any other Person that is controlled by or under common control with the first Person. For the purposes of this definition, the term "control" shall be defined as direct or beneficial ownership of greater than fifty percent (50%) of the equity interests or greater than fifty percent (50%) of the voting control of an entity.

     "BECHTEL" has the meaning ascribed thereto in Section 20.2.

     "CERTIFICATE OF COMMERCIAL  ACCEPTANCE" has the meaning ascribed thereto in
Section 32.3 of the Contract.

     "CERTIFICATE  OF FINAL  ACCEPTANCE"  has the  meaning  ascribed  thereto in
Section 32.5 of the Contract.

     "CERTIFICATE OF PAYMENT AND FINAL RELEASE" means the certificate delivered by the Contractor to the Purchaser in the form of Exhibit 4 to the Contract.

     "CERTIFICATE OF PROVISIONAL ACCEPTANCE" has the meaning ascribed thereto in
Section 32.2 of the Contract.

     "CHANGE IN LAW" means:

          (a) the adoption, enactment or application to either Party or the System of any Law of the United Kingdom, the Netherlands, France or the United States not existing or applicable to such Party or System on the date of the Contract; or

          (b) any change in any Law of the United Kingdom, the Netherlands, France or the United States or in the application thereof by a Governmental Authority after the date of the Contract,

but not including any Law or application thereof in existence on the date of the Contract that, by its terms, becomes or will become effective and applicable to either Party or the System after the date of the Contract.

     "CIF" means Carriage, Insurance and Freight, as defined in Incoterms.

     "CODES AND STANDARDS" means the Laws, rules, regulations, statutes, ordinances, codes, standards, interpretations, Permits and other governmental requirements pertaining to or relating to the System and the Work.

     "CONTRACT" means Sections 1 through 50 of the Engineering, Procurement and Construction Contract, dated November 10, 1998, between the Contractor and the Purchaser, including all Exhibits thereto.

     "CONTRACT DOCUMENTS" means the items listed in Section 3.2 of the Contract.

     "CONTRACT PRICE" means, as of any date, the Initial Contract Price, as adjusted in accordance with Section 16 of the Contract.

     "CONTRACTOR" has the meaning ascribed thereto in the preamble to the Contract.

     "CONTRACTOR BOND" has the meaning ascribed thereto in Section 15.1 of the Contract.

     "CONTRACTOR INVOICE" means an invoice in form and substance satisfactory to the Purchaser which is duly submitted by the Contractor to the Purchaser in accordance with Section 13.4 of the Contract.

     "CONTRACTOR PERMITS" has the meaning ascribed thereto in Section 7.3(a) of the Contract.

     "CONTRACTOR PERSON" means (a) the Contractor, (b) any Subcontractor or (c) any subsidiary, Affiliate, agent, representative, director, manager, officer, employee (including the Project Manager), transferee, successor or assign of the Contractor or any Subcontractor.

     "CONTRACT VARIATION" has the meaning ascribed thereto in Section 16.1 of the Contract.

     "COST FOR INCOMPLETE WORK" has the meaning ascribed thereto in Section 24.3 of the Contract.

     "DAY" means the 24-hour period beginning and ending at 00.00 hours Greenwich Mean Time.

     "DDP" means Delivered Duty Paid (as defined in Incoterms).

     "DEFECTIVE WORK" means any portion of the Work that contains Defects.

     "DEFECTS" means:

          (a) when used with respect to structures, materials and Supplies, such items that are not:

               (i) of good quality or free from improper workmanship and deficiencies; and

               (ii) free from errors or  omissions in design or  manufacture  in light of the Technical Requirements; and

          (b)  when used with respect to the Work or any portion thereof:

               (i)   it is not in accordance with the Contract Documents;

               (ii)  it is not provided in a workmanlike manner;

               (iii) any design,  engineering, start-up  activities,  materials, equipment, tools, Supplies, installation or quality-control activities that, in the Purchaser's reasonable judgment:

                    (A) does not conform to the Technical Requirements or is of improper or inferior workmanship; or

                    (B) would adversely affect the ability of the System to meet any Warranty requirement hereunder;

               A Defect shall be deemed to exist when actually discovered or when it should have been apparent to a party in the Contractor's position after reasonable inspection or testing.

     [TERM AND DEFINITION REDACTED]

     "DESIGN LIFE PERFORMANCE STANDARDS" means the performance standards for the System over the System Design Life, as set forth in the Technical Specification.

     "DESK STUDY" means the desktop study referenced in the Marine Route Survey Agreement.

     "DESK STUDY REPORT" means the desktop study report for the proposed System Route furnished by the Contractor to the Purchaser.

     "DISCLOSING PARTY" has the meaning ascribed thereto in Section 43.3 of the Contract.

     "DOLLARS" or "$" means the lawful currency of the United States.

     "EVENT OF DEFAULT" has the meaning ascribed thereto in Section 25.1 of the Contract.

     "FACTORY RELEASE CERTIFICATE" means, in respect of each delivery of Supply, the certificate issued by the Contractor's Quality Assurance Department in the form specified in Annex 1.1 to Appendix 5.

     "FIBER OPTIC CABLE" means the fiber optic cable to be used for the System, as specifically described in the Technical Specification.

     "FINAL   ACCEPTANCE"  means  the  issuance  of  the  Certificate  of  Final
Acceptance.

     "FINAL ACCEPTANCE DATE" means the date on which Final Acceptance of the System occurs.

     "FINAL PAYMENT" means the remaining portion of the Contract Price paid to the Contractor after the Contractor has completed the Work and remedied any deficiencies.

     "FINAL ACCEPTANCE TEST" means the performance test conducted in accordance with the Technical Specification in connection with Final Acceptance.

     "FOB" means Free On Board (as defined in Incoterms).

     "FORCE MAJEURE EVENT" has the meaning ascribed thereto in Section 19.1 of the Contract.

     "GENERAL WARRANTY" has the meaning ascribed thereto in Section 33.1 of the Contract.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     [TERM AND DEFINITION REDACTED]

     "INCOTERMS" means the "International Rules for the Interpretation of Trade Terms," as adopted by the International Chamber of Commerce (the "ICC") to be effective as of July 1, 1990 and published in ICC Publication No. 460/90 (ISBN 92-842-0087-3). All matters relating to the construction and interpretation of Incoterms shall be resolved by reference to the Guide to Incoterms 1990, ICC Publication No. 461/90 (ISBN 92-842-1088-7).

     "INITIAL CONTRACT PRICE" has the meaning ascribed thereto in Section 13.1 of the Contract.

     "INITIAL SYSTEM COMMISSIONING REPORT" means the Initial System Commissioning Report for the System to be delivered to the Purchaser upon the Contractor's completion of the commissioning tests, as described in the Technical Specification.

     "LANDING SITE" means each of the four Fiber Optic Cable landing sites (up to and including the System beach joints located thereon) at each of the three landing countries:

          (a)  United Kingdom (two sites);

          (b)  Netherlands; and

          (c)  France.

     "LAW" means any federal, state, provincial, local or other constitution, charter, act, statute, law, ordinance, code, rule, regulation, order, proclamation, specified standard or objective criteria, Permit, other approval or other legislative or administrative action of any Governmental Authority, including:

          (a)  a final decree, judgment or order of a court; and

          (b)  any building code applicable to the System.

     "LIEN" means any mortgage, pledge, lien, deed of trust, claim, charge, security interest, attachment or encumbrance of any kind, or any other similar type of preferential arrangement, including materialmen's, laborers', mechanics', Subcontractors' and vendors' liens, and including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof.

     "LIEN RELEASE" means the lien release executed and delivered by the Contractor in the form of Exhibit 4 hereto, which shall contain:

          (a) a waiver and release of any and all Liens arising from or relating to such portions of the Work to which any Contractor Invoice relates; and

          (b) a certification to the Purchaser that the System and Work are free from Liens.

     "LOSSES" means all damages, obligations, debts, deficiencies, demands, judgments, causes of action, costs, charges, fines, penalties, claims, actions, proceedings, liabilities, losses, demands, suits, prosecutions or expenses (including reasonable attorney's fees, disbursements, costs, expenses and other charges).

     "MARINE ROUTE SURVEY" means the Marine Route Survey dated June 8, 1998, as supplemented by the Marine Route Survey dated September, 1998, for the System forming a part of the Work hereunder.

     "NOTICE" has the meaning ascribed thereto in Section 47.1 of the Contract.

     "NOTICE OF  EXERCISE  OF  REMEDIES"  has the  meaning  ascribed  thereto in
Section 25.1 of the Contract.

     "NOTICE OF TERMINATION" has the meaning ascribed thereto in Section 28.1 of the Contract.

     "NOTICE OF TERMINATION FOR CONVENIENCE" has the meaning ascribed thereto in
Section 24.1 of the Contract.

     "NOTICE OF  TERMINATION  FOR DEFAULT" has the meaning  ascribed  thereto in
Section 25.1 of the Contract.

     "PARTIES" means the Purchaser and the Contractor.

     [TERM AND DEFINITION REDACTED]

     "PERFORMANCE  TESTS" means the System tests (including the Final Acceptance
Test) conducted in accordance with the Technical Specification.

     "PERMITS" means all:

          (a) permits, "no objections", permissions-in-principle, authorizations, consents, registrations, certificates, rights-of-way, way-leaves, certificates of occupancy, licenses, orders, vessel and crew authorizations/visas, permission for the operation of navigational aids and radio systems and similar authorizations; and

          (b) consents, licenses, waivers, privileges, acknowledgements, agreements, concessions, approvals from and all other filings with and applications submitted to, any Governmental Authority or any other Person.

     "PERSON" means an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or Governmental Authority.

     "PLAN OF WORK" means Appendix 3 to the Contract.

     "PROGRESS PAYMENT" means the payment made by the Purchaser to the Contractor pursuant to Section 13.3(b) of the Contract in respect of any Contractor Invoice.

     "PROJECT MANAGER" has the meaning ascribed thereto in Section 20.1 of the Contract.

     "PROVISIONAL ACCEPTANCE" means the issuance by the Purchaser of the Certificate of Provisional Acceptance.

     "PROVISIONING SCHEDULE" means Appendix 1 to the Contract.

     "PUNCH LIST" means the list prepared by the Purchaser identifying items of the Work that are incomplete or that contain Defects.

     "PUNCH LIST RESERVE" means an amount in cash equal to two hundred percent (200%) of the cost of completing or correcting all items identified on the Punch Lists prepared in connection with Commercial Acceptance or Provisional Acceptance.

     "PURCHASER" has the meaning ascribed thereto in the preamble to the Contract.

     "PURCHASER LIEN" means any Lien created directly by the Purchaser.

     "PURCHASER PERMITS" has the meaning ascribed thereto in Section 7.3(b) of the Contract.

     "PURCHASER PERSON" means:

          (a) the Purchaser, the Purchaser's Representative, QA/QC Contractor, Bechtel;

          (b) anyone else acting on behalf of the Purchaser in connection with the Contract; and

          (c) the successors, assigns, employees, agents, officers, directors and Affiliates of any of the foregoing.

     "PURCHASER'S   INSPECTOR"  means  a  qualified  Person  designated  as  the authorized representative of the Purchaser to:

          (a) make all necessary inspections of the Work, including the labor, Supplies, materials and equipment furnished or being furnished by the Contractor under the Contract;

          (b)  to report on progress in the performance of the Work; and

          (c)  to  review  the  Performance  Tests,  the  Contractor   Invoices,
               acceptance of Commercial Acceptance, Provisional Acceptance or Final Acceptance, and other matters relating to the Contract.

     "PURCHASER'S  REPRESENTATIVE"  has the meaning  ascribed thereto in Section
20.2 of the Contract.

     "QA/QC CONTRACTOR" means the representative nominated by the Purchaser to facilitate the quality assurance/quality control program for the System.

     "RECIPIENT" has the meaning ascribed thereto in Section 43.3 of the Contract.

     "RELEVANT LABOR INDEX" means, for any Supply manufactured in:

          (a) France, the Price Index of Mechanical and Electrical Industries labor costs (S) as published in the "Bulletin Official du Service de Prix" (B.O.S.P.), an official French publication that is published monthly by the French Treasury Department; or

          (b) the United Kingdom, the Index of Average Monthly Earnings of all employees employed in the United Kingdom Electrical Engineering Industry as published in Table 18.10 of the Monthly Digest of Statistics.

     "RELEVANT PRICE INDEX" means, for any Supply manufactured in:

          (a) France, the Price Index for Miscellaneous Telephone Products and Services (PsdT) as published in the "Bulletin Official du Service de Prix" (B.O.S.P.), an official French publication that is published monthly by the French Treasury Department; or

          (b) the United Kingdom, the Price Index of Materials and Fuels Purchased - Electronic Engineering Industries, as published in Table 18.6 of the Monthly Digest of Statistics.

     "REPLACEMENT CONTRACTOR" has the meaning ascribed thereto in Section 26.1 of the Contract.

     "REPLACEMENT ITEM" has the meaning ascribed thereto in Section 33.1 of the Contract.

     "REPLACEMENT STOCK" means all Supplies and other materials furnished to the Purchaser by the Contractor to replace any of the Purchaser's spare Supplies, materials or other items which are used by either of the Contractor or the Purchaser in connection with the Work or the Warranties.

     "RFCS PORTION" has the meaning ascribed thereto in Section 32.3 of the Contract.

     "RFPA DATE" means the date on which Provisional Acceptance of the System occurs, as determined in accordance with Section 32.2 of the Contract.

     "SCHEDULED RATE" for any part of the Work means the rate or price set forth therefor under the heading "TOTAL PRICE" in the Provisioning Schedule.

     "SCOPE OF WORK" means the Scope of Work set forth on Appendix 3.

     "SITE" means any location or locations at which any Contractor Person is at any time performing the Work hereunder.

     "SUBCONTRACT" means any contract, or the conclusion of any contract, between the Contractor and any Subcontractor, or between any Subcontractor and any other Person, relating to the Work or any Supply to be provided by such Subcontractor in respect of the System.

     "SUBCONTRACTOR" means any contractor (other than the Contractor), vendor or supplier that contracts to perform services or provide Supplies to the Contractor constituting part of the Work.

     "SUPPLIES" means and includes any and all materials, plant, machinery, equipment, hardware and items (whether or not identified separately in the Provisioning Schedule) supplied by the Contractor under the Contract.

     "SYSTEM" means the whole of the submarine Fiber Optic Cable link beach joint to beach joint (in each case including beach joint but excluding the manhole) along the System Route, including all Work relating thereto, as more particularly described in the Technical Specification.

     "SYSTEM DESIGN LIFE" means a period of twenty-five (25) years from the RFPA Date.

     "SYSTEM ROUTE" means the submarine Fiber Optic Cable route, as shall be more precisely identified in the Marine Route Survey Report.

     "TAKE OVER" has the meaning ascribed thereto in Section 25.1 of the Contract.

     "TAXES" means all taxes and duties of any type, including sales-of-goods taxes, value-added taxes, customs duties or other levies and duties applicable to the performance of the Work hereunder.

     "TECHNICAL REQUIREMENTS" means the following documents:

          (a)  the Technical Specification; and

          (b)  the Marine Route Survey Report.

     "TECHNICAL SPECIFICATION" means Appendices 5, 6 and 7, collectively, to the Contract.

     "TERMINATION CLAIM" has the meaning ascribed thereto in Section 24.3 of the Contract.

     "TERMINATION  CLAIM  REVIEW  PERIOD"  has the meaning  ascribed  thereto in
Section 24.3 of the Contract.

     "TERMINATION  FOR  CONVENIENCE" has the meaning ascribed thereto in Section
24.1 of the Contract.

     "TERMINATION FOR DEFAULT" has the meaning ascribed thereto in Section 25.1 of the Contract.

     "TERMINATION  PAYMENT  (CONVENIENCE)"  has the meaning  ascribed thereto in
Section 24.3 of the Contract.

     "UNITED STATES" means the United States of America.

     "UNUSUALLY SEVERE WEATHER CONDITIONS" means weather conditions occurring at any Site that are materially more severe than would reasonably be anticipated, based upon the weather pattern records for the most recent 10-year period maintained by the London meteorological office for the time of year and geographical location at issue, by a prudent contractor conducting work similar to the Work.

     "WARRANTY" means any General Warranty.

     "WARRANTY PERIOD" means, with respect to any item of Work to be provided hereunder, a period [REDACTED]

     "WORK" has the meaning ascribed thereto in Section 4.1 of the Contract. Whether or not used in conjunction with the term "Supplies," the term Work shall always be deemed to include Supplies, unless the context requires otherwise.

                                                                       EXHIBIT 3

                    CERTIFICATE OF PAYMENT AND FINAL RELEASE

                               Dated _____________

                               CIRCE CABLE SYSTEM

     Reference is made to the Engineering, Procurement and Construction Contract, dated as of November 10, 1998 (as amended, supplemented or otherwise modified from time to time, the "EPC CONTRACT"), between Viatel Global Communications, Ltd. (the "PURCHASER") and Alcatel Submarine Networks (the "CONTRACTOR"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the EPC Contract.

1. RELEASE AND WAIVER. In consideration of, and subject to, the Final Payment, the Contractor hereby and forever releases, waives, and discharges:

     1.1. any rights, Liens or other claims that the Contractor has or may have against the Purchaser (including any shareholder, Affiliate, successor or assign of any of them) arising out of or relating to the System or any Work, including any materials, equipment or Supplies forming a part of, or furnished in connection with, the Work; and

     1.2. any other legal or equitable claim or right that the Contractor may have against any Purchaser Person in any manner arising out of or relating to the System or the Work.

2.   CERTIFICATIONS. The Contractor certifies that:

     2.1. acceptance of the Final Payment by the Contractor shall represent the Contractor's complete satisfaction with the final compensation for all claims and the Work;

     2.2. there are no expected or known Liens arising out of or in connection with the performance by the Contractor or any Subcontractor of the Work;

     2.3. all  Taxes  and  insurance   premiums  for  which  the  Contractor  is
          responsible under the EPC Contract that have accrued to date in connection with the Work have been fully paid and discharged.


     IN WITNESS WHEREOF, the Contractor has executed this Certificate of Payment and Final Release as of _______________, _____.

                                                     ALCATEL SUBMARINE NETWORKS


                                                     By
                                                       -------------------------
                                                       Name:
                                                       Title:








                   [Certificate of Payment and Final Release]

                                                                       EXHIBIT 4


                                  LIEN RELEASE

                               Dated _____________

                               CIRCE CABLE SYSTEM

     Reference is made to the Engineering, Procurement and Construction Contract, dated as of November 10, 1998 (as amended, supplemented or otherwise modified from time to time, the "EPC CONTRACT"), between Viatel Global Communications, Ltd. (the "PURCHASER") and Alcatel Submarine Networks (the "CONTRACTOR"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the EPC Contract.

1. RELEASE AND WAIVER. In consideration of, and subject to, the Purchaser's payment for the Work described in the Contractor Invoice, dated as of the date hereof (the "Current Contractor Invoice"), the Contractor hereby and forever releases, waives, and discharges any rights, Liens or other claims (other than claims arising in connection with Dispute Resolution that are subject to mutual discussions in accordance with Section 48 of the EPC Contract) that the Contractor has or may have against the Purchaser or any Financing Party or Sponsor (including any shareholder, Affiliate, successor or assign of any of them) arising out of or relating to the System or such Work or any other Work heretofore performed or delivered (collectively, the "WORK-TO-DATE"), including any materials, equipment or Supplies forming a part of, or furnished in connection with, any Work-to-Date.

2.   CERTIFICATIONS. The Contractor certifies that:

     2.1. there are no expected or known Liens on the System or the Work arising out of or in connection with the performance by the Contractor or any Subcontractor of the Work-to-Date; and

     2.2. all Taxes (excluding any income taxes) and insurance premiums for which the Contractor is responsible under the EPC Contract that have accrued to date in connection with the Work-to-Date have been fully paid and discharged.


     IN WITNESS WHEREOF, the Contractor has executed this Lien Release as of this ___ day of _________________________, _____.


                                                     ALCATEL SUBMARINE NETWORKS


                                                     By
                                                       -------------------------
                                                       Name:
                                                       Title:

                          LIST OF APPENDICES

Appendix 1     [REDACTED]

Appendix 2     [REDACTED]

Appendix 3     [REDACTED]

Appendix 4     [REDACTED]

Appendix 5     [REDACTED]

Appendix 6     [REDACTED]

Appendix 7     [REDACTED]